File No. 2-93076
                                    811-4103

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------


                                                      FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

              Pre-Effective Amendment No.                                 |_|


              Post-Effective Amendment No.  23                            |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|


              Amendment No.  25                                           |X|


--------------------------------------------------------------------------------

                        SELIGMAN HIGH INCOME FUND SERIES
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

     Registrant's Telephone Number: 212-850-1864 or Toll Free: 800-221-2450
--------------------------------------------------------------------------------


      THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                     (Name and address of agent for service)

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It is proposed that this filing will become effective (check appropriate box):


|X| immediately upon filing pursuant to paragraph (b)

|_|on     (date)       pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a)(1)

|_| on (date) pursuant to paragraph (a)(1)

|_| 75 days after filing pursuant to paragraph (a)(2)


|_| on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:


|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year was filed with the Commission on December 20, 1996.

                                                                File No. 2-93076
                                                                        811-4103



                        SELIGMAN HIGH INCOME FUND SERIES
                         FORM N-1A CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 23
                            Pursuant to Rule 481 (a)


Item in Part A of Form N-1A                            Location in Prospectus
---------------------------                            ----------------------
 1.  Cover Page                                        Cover Page

 2.  Synopsis                                          Summary of Series' Expenses

 3.  Condensed Financial Information                   Financial Highlights

 4.  General Description of Registrant                 Cover Page; Organization And Capitalization

 5.  Management of the Fund                            Management Services

5a.  Manager's Discussion of Fund Performance          Management Services

 6.  Capital Stock and Other Securities                Cover Page; Organization and Capitalization

 7.  Purchase of Securities Being Offered              Alternative Distribution System; Purchase of Shares; Administration,
                                                       Shareholder Services and Distribution Plan

 8.  Redemption or Repurchase                          Telephone Transactions; Redemption of Shares; Exchange Privilege

 9.  Pending Legal Proceedings                         Not Applicable

Item in Part B of Form N-1A                            Location in Statement of Additional Information*
---------------------------                            ------------------------------------------------

10.  Cover Page                                        Cover Page

11.  Table of Contents                                 Table Of Contents

12.  General Information and History                   General Information; Appendix

13.  Investment Objectives and Policies                Investment Objectives, Policies And Risks; Investment Limitations

14.  Management of the Registrant                      Management And Expenses

15.  Control Persons and Principal                     Trustees and Officers; General Information
     Holders of Services

16.  Investment Advisory and Other Services            Management and Expenses; Distribution Services

17.  Brokerage Allocation                              Portfolio Transactions; Administration, Shareholder Services and Distribution
                                                       Plans

18.  Capital Stock and Other Securities                General Information

19.  Purchase, Redemption and Pricing                  Purchase and Redemption of Series' Shares; Valuation
     of Securities being Offered

20.  Tax Status                                        Federal Income Taxes  (Prospectus)

21.  Underwriters                                      Distribution Services

22.  Calculation of Performance Data                   Performance

23.  Financial Statements                              Financial Statements

* Each of Registrant's two Series has a separate Prospectus; Registrant's Statement of Additional Information applies to both Series.

                         SELIGMAN HIGH-YIELD BOND SERIES

                                   a series of

                        Seligman High Income Fund Series

 100 Park Avenue o New York, NY 10017 o New York City Telephone: (212) 850-1864
        Toll-Free Telephone: (800) 221-2450 all continental United States
     For Retirement Plan Information -- Toll-Free Telephone: (800) 445-1777


                                                                     May 1, 1997

     Seligman High Income Fund Series (the "Fund") is a diversified, open-end management investment company that offers two different series which seek to earn high current income by investing in debt securities but have differing investment objectives and investment policies. Investment advisory and management services are provided to the Fund by J. & W. Seligman & Co. Incorporated (the "Manager"); the Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.

     The investment objective of the Seligman High-Yield Bond Series (the "Series") is to produce maximum current income. The Series seeks to achieve its objective by investing primarily in high-yielding, high risk corporate bonds and corporate notes, which, generally, are unrated or carry ratings lower than those assigned to investment grade bonds by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). An investment in the Series is appropriate for you only if you can bear the high risk inherent in investing in such securities. There can, of course, be no assurance that the Series will meet its objective.

     THE SERIES WILL INVEST UP TO 100% OF ITS PORTFOLIO IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN HIGHER RATED INVESTMENT GRADE BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SERIES. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS."

     The Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL, if applicable, of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will convert automatically to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of Class B or Class D shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on Shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.

     This Prospectus sets forth concisely the information a prospective investor should know about the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Series, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

               SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS
         OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
                       RESERVE BOARD OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 SUMMARY OF SERIES EXPENSES
                                                                    CLASS A                    CLASS B                   CLASS D
                                                                  ----------                -------------             -------------
                                                                (INITIAL SALES             (DEFERRED SALES           (DEFERRED SALES
                                                                     LOAD                       LOAD                      LOAD

SHAREHOLDER TRANSACTION EXPENSES                                 ALTERNATIVE)               ALTERNATIVE)              ALTERNATIVE)
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................          4.75%                      None                    None
  Sales Load on Reinvested Dividends........................          None                       None                    None
  Deferred Sales Load (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)...........................         None;                5% in 1st year             1% in 1st year
                                                                 except 1% in             4% in 2nd year             None thereafter
                                                                first 18 months           3% in 3rd and
                                                               if initial sales             4th years
                                                                load was waived           2% in 5th year
                                                              in full due to size         1% in 6th year
                                                                  of purchase             None thereafter
  Redemption Fee                                                       None                    None                        None
  Exchange Fees                                                        None                    None                        None
ANNUAL SERIES OPERATING EXPENSES FOR 1996                           CLASS A                 CLASS B                     CLASS D
                                                                    -------                 -------                     -------
  (as a percentage of average net assets)
  Management Fee ...........................................           .65%                    .65%                        .65%
  12b-1 Fees ...............................................           .24%                   1.00%*                      1.00%*
  Other Expenses ...........................................           .27%                    .27%                        .27%
                                                                      -----                   -----                       -----
  Total Series Operating Expenses ..........................          1.16%                   1.92%                       1.92%
                                                                      =====                   =====                       =====


       The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of the Series may bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. "Other Expenses" for Class B shares are estimated based on expenses incurred during 1996. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. The Series' Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates, is discussed under "Administration, Shareholder Services and Distribution Plan" herein.


EXAMPLE                                                                     1 YEAR         3 YEARS          5 YEARS        10 YEARS
--------                                                                    ------          ------          -------        --------
An investor  would pay the following  expenses
  on a $1,000  investment,  assuming
  (1) a 5% annual return and (2)
  redemption at the end of each time period............    Class A            $59             $83            $108            $182
                                                           Class B+           $69             $90            $124            $205
                                                           Class D            $29++           $60            $104            $224


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

-----------
 * Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) a 5% annual return and (2) no redemption at the end of the period, the expenses on a $1,000 investment would be $19 for 1 year, $60 for 3 years and $104 for 5 years. The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.
 ++ Assuming (1) a 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be $19.

                              FINANCIAL HIGHLIGHTS

       The financial highlights for the Series' Class A, Class B and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Series should be read in conjunction with the financial statements and notes contained in the Fund's 1996 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

       The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to its ending net asset value so that they may understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount.

       The total return based on net asset value measures each Class's performance assuming investors purchased shares of the Series at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of the Series. Total returns for periods of less than one year are not annualized.




                                                   CLASS A
----------------------------------------------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
                                             1996         1995       1994        1993          1992
                                           -------      -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....    $ 6.96       $ 6.35      $ 6.94      $ 6.42       $ 5.96
                                           -------      -------     -------     -------      -------
Net investment income ..................       .69          .65         .65         .66          .69
Net realized and unrealized
  investment gain (loss) ...............       .29          .61        (.59)        .52          .46
                                           -------      -------     -------     -------      -------
Increase (decrease) from
  investment operations ................       .98         1.26         .06        1.18         1.15
Dividends paid or declared .............      (.69)        (.65)       (.65)       (.66)        (.69)
Distributions from net gain realized ...        --           --          --          --           --
Return of capital ......................        --           --          --          --           --
                                           -------      -------     -------     -------      -------
Net increase (decrease) in
  net asset value ......................       .29          .61        (.59)        .52          .46
                                           -------      -------     -------     -------      -------
Net asset value, end of year ...........    $ 7.25       $ 6.96      $ 6.35      $ 6.94       $ 6.42
                                           =======      =======     =======     =======      =======
TOTAL RETURN BASED ON NET ASSET VALUE:       14.82%       20.72%       0.78%      19.19%       20.08%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........      1.16%        1.09%       1.13%       1.20%        1.21%
Net investment income to
  average net assets ...................      9.80%        9.73%       9.73%       9.68%       10.82%
Portfolio turnover .....................    119.33%      173.39%     184.75%     193.91%      145.66%
Net assets, end of year
  (000s omitted) .......................  $408,303     $182,129     $59,033     $61,333      $40,802

---------------
       The data provided above reflects historical information and therefore through December 31, 1995 does not reflect the effect of the increase in the management fee rate payable by the Series, which was approved by shareholders on December 12, 1995 and became effective on January 1, 1996.





                                                   CLASS A
----------------------------------------------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
                                             1991       1990         1989         1988         1987
                                            -------    -------     --------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....     $ 5.21     $ 6.40       $ 7.02       $ 7.07       $ 7.83
                                            -------    -------     --------      -------      -------
Net investment income ..................        .77        .78          .89          .82          .79
Net realized and unrealized
  investment gain (loss) ...............        .75      (1.19)        (.62)        (.05)        (.59)
                                            -------    -------     --------      -------      -------
Increase (decrease) from
  investment operations ................       1.52       (.41)         .27          .77          .20
Dividends paid or declared .............       (.77)      (.78)        (.89)        (.82)        (.79)
Distributions from net gain realized ...         --         --           --           --         (.15)
Return of capital ......................         --         --           --           --         (.02)
                                            -------    -------     --------      -------      -------
Net increase (decrease) in
  net asset value ......................        .75      (1.19)        (.62)        (.05)        (.76)
                                            -------    -------     --------      -------      -------
Net asset value, end of year ...........     $ 5.96     $ 5.21       $ 6.40       $ 7.02       $ 7.07
                                            =======    =======     ========      =======      =======
TOTAL RETURN BASED ON NET ASSET VALUE:        30.70%     (7.27)%       3.84%       11.38%        3.05%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........       1.29%      1.21%        1.13%        1.14%        1.20%
Net investment income to
  average net assets ...................      13.36%     13.40%       13.02%       11.41%       10.64%
Portfolio turnover .....................     181.08%    117.51%      135.17%       95.20%      103.01%
Net assets, end of year
  (000s omitted) .......................    $32,287    $27,558      $45,511      $62,268      $66,042


-------------
       The data provided above reflects historical information and therefore through December 31, 1995 does not reflect the effect of the increase in the management fee rate payable by the Series, which was approved by shareholders on December 12, 1995 and became effective on January 1, 1996.




                        FINANCIAL HIGHLIGHTS (continued)

                                                  CLASS B                               CLASS D
                                                 --------     -------------------------------------------------------------------
                                                 4/22/96*                                                               9/21/93*
                                                    TO                           YEAR ENDED DECEMBER 31,                   TO
                                                                      ----------------------------------------
                                                 12/31/96            1996               1995              1994           12/31/93
                                                 --------          --------           --------          --------         --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........     $  7.06           $  6.96             $ 6.35            $ 6.94           $ 6.74
                                                 --------           -------           --------          --------         --------
Net investment income .......................         .45               .64                .60               .57              .12
Net realized and unrealized
  investment gain (loss) ....................         .20               .30                .61              (.59)             .20
                                                 --------           -------           --------          --------         --------
Increase (decrease) from
  investment operations .....................         .65               .94               1.21              (.02)             .32
Dividends paid or declared ..................        (.45)             (.64)              (.60)             (.57)            (.12)
Distributions from net gain realized ........          --                --                 --                --               --
Return of capital ...........................          --                --                 --                --               --
                                                 --------           -------           --------          --------         --------
Net increase (decrease) in
  net asset value ...........................         .20               .30                .61              (.59)             .20
                                                 --------           -------           --------          --------         --------
Net asset value, end of period ..............     $  7.26           $  7.26             $ 6.96            $ 6.35           $ 6.94
                                                 ========           =======           ========          ========         ========
TOTAL RETURN BASED ON NET ASSET VALUE:               9.11%            14.10%             19.67%             (.30)%           4.53%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............        1.90%+            1.92%              1.91%             2.19%            2.04%+
Net investment income to
  average net assets ........................        9.11%+            9.02%              8.86%             8.68%            7.93%+
Portfolio turnover ..........................      119.33%+++        119.33%            173.39%           184.75%          193.91%++
Net assets, end of period
  (000s omitted) ............................    $147,970          $265,528            $90,153            $9,249           $2,375

-------------
    * Commencement of offering of shares.
    + Annualized.
   ++ For the year ended December 31, 1993.
  +++ For the year ended December 31, 1996.


       The data provided above reflects historical information and therefore through December 31, 1995 does not reflect the effect of the increase in the management fee rate payable by the Series, which was approved by shareholders on December 12, 1995 and became effective on January 1, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM

     The Series offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in the Series with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.




     Investors who expect to maintain their investment for an extended period of time might also choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower ongoing fee of Class A shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D Shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

     Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived because the amount of Class A shares purchased was $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.


     Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the investment over this period of time.


     Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

     Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Series.

     Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing fees.


     The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Massachusetts law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

     The Trustees of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares of the Series. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the 1940 Act and Massachusetts law, will seek to ensure that no such conflict arises. For this purpose, the Trustees will monitor the Series for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.


     DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A Shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or another mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.


                         Annual 12b-1 Fees
            Initial      (as a % of average
         Sales Load      daily net assets)  Other Information
         ----------      ---------------    ---------------
CLASS A  Maximum initial Service fee of     Initial sales loads
         sales load of   .25%.              waived or
         4.75% of the                       reduced for
         public offering                    certain
         price.                             purchases.
                                            CDSL of 1% on
                                            redemptions within
                                            18 months of purchase
                                            on shares on which
                                            initial sales load was
                                            waived in full due to
                                            the size of the
                                            purchase.


CLASS B  None            Service fee of     CDSL of:
                         .25%; Distribution 5% in 1st year
                         fee of .75% until  4% in 2nd year
                         conversion.*       3% in 3rd and
                                            4th  years
                                            2% in 5th  year
                                            1% in 6th
                                            year 0% after 6th year.

CLASS D  None            Service fee of     CDSL of 1% on
                         .25%; Distribution redemptions
                         fee of .75%.       within one year
                                            of purchase.

*Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund is a diversified open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Fund offers one other separate investment series: the Seligman U.S. Government Securities Series. The U.S. Government Securities Series' investment objective and policies and other important information with respect to its operations are set forth in a separate Prospectus.

     The objective of this Series is to produce maximum current income. The Series seeks to achieve its objective by following a policy of investing in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes, commonly referred to as "junk bonds." Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's or BBB or lower by S&P) than those assigned by S&P or Moody's to investment-grade bonds and notes. A description of the S&P and Moody's rating categories is set forth in the Appendix to this Prospectus. While providing higher yields, these bonds and notes are subject to greater risks of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater price volatility due to market risks than higher-rated bonds and notes. There can be no assurance that the Series' investment objective will be attained.

     The amount of outstanding high-yield, lower-rated corporate securities has recently proliferated. Based on industry estimates, the market grew from $20 billion in outstanding securities to an excess of $300 billion, principally over the past ten years, a period of national economic expansion. An economic downturn could adversely impact issuers' abilities to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Series' bonds and notes will be affected like all fixed-income securities by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality. If a security is downgraded, the Series may retain the security. The Series invests in "zero coupon" (interest payments accrue until maturity) and "pay-in-kind" (interest payments are made in cash or additional shares) bonds. Such securities may be subject to greater fluctuations in value as they tend to be more speculative than income bearing securities. Fluctuations in the market prices of the securities owned by the Series result in corresponding fluctuations and volatility in the net asset value of the shares of the Series. Additionally, because they do not pay current income, these securities will detract from the Series' objective of producing maximum current income.

     Lower-rated and unrated corporate bonds and notes in which the Series invests are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Series difficulties in valuing and selling the securities in its portfolio.

     The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating on an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time the rating is assigned and the time it is updated. In addition there may be varying degrees of difference in credit risk of securities within each rating category.

     During the year ended December 31, 1996, the weighted average percentages of the Series' portfolio invested in each rating category were as follows:


                                             PERCENTAGE OF
           S&P/MOODY'S RATINGS             TOTAL INVESTMENTS
           -------------------              ---------------

AAA/Aaa................................           --
AA/Aa..................................           --
A/A....................................           --
BBB/Baa................................           --

BB/Ba..................................          1.8%
B/B....................................         84.0%

CCC/Caa................................          8.4%
Non-rated..............................          2.5%

     The Manager will try to minimize the risk inherent in the Series' investment objective through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur and an investment in the Series is appropriate for an investor only if the investor can bear the high risk inherent in seeking maximum current income by investing in high-yielding corporate bonds and notes which are unrated or carry lower ratings than those assigned by S&P or Moody's to investment-grade bonds.

     Except for temporary defensive purposes, at least 80% of the value of the Series' total assets will be invested in high-yielding, income-producing corporate bonds. This investment policy is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of the Series' outstanding voting securities. The Series may invest up to 20% of the value of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of banks having total assets of more than $1 billion and which are members of the FDIC, bankers' acceptances and interest-bearing savings or time deposits of such banks; commercial paper of prime quality, rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; securities guaranteed or insured by the U.S. Government, its agencies and instrumentalities; and other income-producing cash items. The Series may invest temporarily for defensive purposes without limit in the foregoing securities.

     PREFERRED STOCK. In accordance with its objective of producing maximum current income, the Series may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The Manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur and, as stated above, an investment in the Series is appropriate only for an investor who can bear the high risk in seeking maximum current income by investing in high-yielding securities, including non-investment grade preferred stock.

     FOREIGN SECURITIES. The Series may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

     ILLIQUID SECURITIES. The Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. A Series may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

     BORROWING. The Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Series will not purchase additional portfolio securities if the Series has outstanding borrowings in excess of 5% of the value of its total assets.

     LENDING OF PORTFOLIO SECURITIES. The Series may lend portfolio securities to brokers or dealers, banks or other institutional borrowers of securities. The borrower must maintain with the Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Series any income accruing on the loaned securities and the Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. The Series may lend portfolio securities to the extent that the Manager deems appropriate in seeking to achieve the Series' investment objective.

     REPURCHASE AGREEMENTS. The Series may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Series acquires a money market instrument, generally a U.S. Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. As a matter of fundamental policy, the Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

     WHEN-ISSUED SECURITIES. The Series may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Series will only purchase a security on a when-issued basis with the intention of actually acquiring the securities, the Series may sell these securities before the purchase settlement date if it is deemed advisable.

     Securities held by the Series and securities purchased on a when-issued basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, the market value of the Series' assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

     An account for the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Series' Custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although the Series would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

     GENERAL. Except as noted above or in the Statement of Additional Information, the foregoing investment policies are not fundamental and the Trustees of the Fund may change such policies without the vote of a majority of the outstanding voting securities of the Series. As a matter of policy, the Trustees will not change the Series' investment objective of producing maximum current income without such a vote. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

MANAGEMENT SERVICES

     The Trustees provide broad supervision over the affairs of the Series and the Fund as a whole. Pursuant to a Management Agreement approved by the Trustees and the shareholders of the Series, the Manager manages the investments of the Series and administers the business and other affairs of the Series. The address of the Manager is 100 Park Avenue, New York, NY 10017.


     The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc., and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $14.2 billion at March 31, 1997. The Manager also provides investment management or advice to institutional accounts having an aggregate value at March 31, 1997 of approximately $4.2 billion.


     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Series, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


     The Manager is entitled to receive a management fee, calculated daily and payable monthly. The management fee is equal to an annual rate of .65% of the Series' average daily net assets on the first $1 billion of net assets and .55% of the Series' average daily net assets in excess of $1 billion. In 1996, the management fee paid by the Fund was equal to an annual rate of .65% of the average daily net assets of the Series.

     The Fund pays all of its expenses other than those assumed by the Manager. The Fund's expenses are allocated among the series in a manner determined by the Trustees to be fair and equitable. Total expenses of the Series' Class A and Class D shares, respectively, for the year ended December 31, 1996 amounted to 1.16% and 1.92%, respectively, of the average daily net assets of such class. The annualized total expenses of the Fund's Class B shares for the period ended December 31, 1996 amounted to 1.90% of the average daily net assets of such class.


     PORTFOLIO MANAGER. Mr. Daniel J. Charleston, a Managing Director of the Manager, is a Vice President of the Fund and has been Portfolio Manager of the Series since January 1990. Mr. Charleston is also a Vice

President of Seligman Portfolios, Inc. and Portfolio Manager of its High-Yield Bond Portfolio.


     The Manager's discussion of the Series' performance as well as a line graph illustrating comparative performance information between the Series, the Merrill Lynch High-Yield Master Index and the Lipper High-Yield Index is included in the Fund's 1996 Annual Report to Shareholders. Copies of the 1996 Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone numbers or address listed on the cover page of this Prospectus.


     PORTFOLIO TRANSACTIONS. Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Fund as well as to other clients.

     Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees of the Fund may determine, the Manager may consider sales of shares of the Series and, if permitted under applicable laws, may consider sales of shares of the other mutual funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series.

     PORTFOLIO TURNOVER. A change in securities held by the Series is known as "portfolio turnover" which may result in the payment by the Series of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of the Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover rate will vary from year to year as well as within a year and is likely to exceed 100% and has done so in prior years.


PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.

     The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

     Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A shares -- Initial Sales Load" below.

     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS WHICH DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

     No purchase order may be placed for Class B shares for an amount of $250,000 or more.



     Orders received by an authorized dealer before the close of business on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of the Class A shares, any applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which the shareholder purchases shares is responsible for forwarding the order to SFSI promptly.


     Payment for dealer purchases may be made by check or by wire. To wire payment, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A. ABA #043000261, A/C Seligman High-Yield Bond Series (A, B or D), A/C#107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.


     Current shareholders may purchase additional shares of the Series through any authorized dealer or by sending a check payable to the "Seligman Group of Funds" in our postage-paid return envelope or directly to P.O. Box 3947, New York, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Series name and class of shares (A, B or D). If a shareholder does not provide the required information, Seligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at the Series' net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.

     Seligman Data Corp. may charge a $10.00 service fee for checks returned to it uncollectable. This charge may be deducted from the Shareholder's account. For the protection of the Fund and its shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.


     VALUATION. The net asset value of the Series' shares is determined each day, Monday through Friday, as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class. Securities traded on a U.S. or foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Fund's Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Trustees determine that amortized cost value does not represent fair market value.

     Although the legal rights of Class A, Class B and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset values of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fees charged to Class B and Class D shares. In addition, net asset value per shares of the three classes will be affected to the extent any other expenses differ among classes.

     CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the schedule below, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" below.

--------------------------------------------------------------------------------
                    CLASS A SHARES--SALES LOAD SCHEDULE

                                 SALES LOAD
                             AS A PERCENTAGE OF      REGULAR
                            --------------------      DEALER
                                      NET AMOUNT     DISCOUNT
                             OFFERING INVESTED(NET   AS A % OF
     AMOUNT OF PURCHASE        PRICE  ASSET VALUE)  OFFERING PRICE
     ------------------      ---------------------  --------------

    Less than  $ 50,000.....  4.75%    4.99%         4.25%
      50,000--   99,999.....  4.00     4.17          3.50
     100,000--  249,999.....  3.50     3.63          3.00
     250,000--  499,999.....  2.50     2.56          2.25
     500,000--  999,999.....  2.00     2.04          1.75

   1,000,000-- or more*.....     0        0             0


  -------

  *Shares acquired at net asset value pursuant to the above Schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."

--------------------------------------------------------------------------------



     There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

     SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee wil be based on assets held by a "single person" as defined below.

     SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.



     REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife, and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.


     Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.


     o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Series alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

     o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts.

     o LETTER OF INTENT allows an investor to purchase Class A shares of the Series over a 13-month period at reduced initial sales loads, based on the total amount the investor intends to purchase plus the total net asset value of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing Class A shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 30.


     SPECIAL PROGRAMS. The Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.


     Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies similar to the Series who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Series' shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Series shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months of plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.

     CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                  CDSL
--------------------
less than 1 year...................................     5%
1 year or more but less than 2 years...............     4%
2 years or more but less than 3 years..............     3%
3 years or more but less than 4 years..............     3%
4 years or more but less than 5 years..............     2%
5 years or more but less than 6 years..............     1%
6 years or more....................................     0%

     Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the original Class B shares.

     CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


     CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares); however, no CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class B or Class D shares of mutual funds within the Seligman Group. The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D Shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to pay any Class B CDSL to FEP.

     A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, or redemption of shares purchased within eighteen months prior to plan termination.

     The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Dean Witter Reynolds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

     To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class A, Class B or Class D shares of Seligman Mutual Funds.


     For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:


Total shares to be redeemed
   (122.449 @ $12.25) as follows:             $1,500.00
                                              ---------
Dividend/Distribution shares
  (5 @ $12.25)                                    61.25
Shares held more than 1 year
  (100 @  $12.25)                              1,225.00
Shares held less than 1 year subject to
  CDSL (17.449 @ $12.25)                         213.75
                                              ---------
  Gross proceeds of redemption                 1,500.00
  Less CDSL
    (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)                         (2.09)
                                              ---------
Net proceeds of redemption                    $1,497.91
                                              =========


     For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


     The CDSL will be waived or reduced in the following instances:


     (a) on redemptions following the death or disability of a shareholder, as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401 (a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, or attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA;
(c) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an automatic cash withdrawal service; and (f) in connection with the redemption of shares of the Series if the Series is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.

     If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice, an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

     For the period from the date Seligman Global Horizon Funds (the "Offshore Fund") commences offering its shares, until May 31, 1997, SFSI will reimburse any CDSL charged upon the redemption of Class B or Class D shares of any Seligman Mutual Fund by a non-U.S. resident alien investor who uses the redemption proceeds to purchase Class B or Class A shares, respectively, of the Offshore Fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of its affiliates (col-lectively, "Merrill Lynch"). Merrill Lynch will, in turn, reimburse SFSI for the amount of CDSL so reimbursed by it over a period of four years.


     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the mutual funds in the Seligman Group. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Series and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS

     A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Series shares, (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

     FOR INVESTORS WHO PURCHASE SHARES BY COMPLETING AND SUBMITTING AN ACCOUNT APPLICATION (EXCEPT THOSE ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS):
Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.

     FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

     FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.


     FOR ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone redemptions are not permitted. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund, must first provide a letter of authorization signed by the plan custodian or trustee, and provide a telephone services election form signed by each plan participant. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option.

     All Seligman Mutual Fund accounts with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.


     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemption of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Series' net asset value may fluctuate during such periods.


     The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.


REDEMPTION OF SHARES


     A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery service to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all share owners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Series or Fund name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date). If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange
Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

     In the case of Class A shares, (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares--Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less the applicable CDSL as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.


     A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.


     TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares payable to the address of record may be made once per day, in an amount of up to $50,000 per fund account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.


     For more information about telephone redemptions and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in the Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the shareholder's account in amounts of $500 or more. The shareholder may elect to use this service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this Service. Holders of Class B shares may use this service although check redemptions of Class B shares will be subject to a CDSL. Holders of Class D shares may use this service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this service is subject to Boston Safe Deposit and Trust Co. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each series of the Fund.

     There is no charge for use of checks. When honoring a check that was processed for payment, Boston Safe Deposit and Trust Co. will cause the Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check. If shares are owned jointly, redemption checks must be signed by all persons, unless otherwise elected on the Account Application, in which case a single signature will be acceptable.

     In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient to cover the amount of checks written. If insufficient shares are in the account, the check will be returned, marked "insufficient funds." THE FUND WILL NOT REDEEM SHARES IN ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

     Check Redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and the Fund has a certified Taxpayer Identification Number on file.

     Cancelled checks will be returned to the shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by the Fund or Boston Safe Deposit and Trust Co. See "Terms and Conditions" on page 30.


     GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the Shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


     The Fund reserves the right to redeem shares owned by a shareholder whose investment in the Series has a value of less than a minimum amount specified by the Fund's Trustees, which is presently $500. Shareholders would be sent a notice before the redemption is processed stating that the value of their investment in the Series is less than the specified minimum and that they have sixty days to make an additional investment.


     REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to the other series of the Fund or one of the other Seligman Mutual Funds the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in shares of the Series or in shares of the other series of the Fund or one of the other Seligman Mutual Funds. If a shareholder redeems Class B or Class D shares and the redemption was subject to a CDSL, the shareholder may reinstate all or any part of the investment in shares of the same class of the Series or of any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase is a reinstated investment. Reinstated shares must be registered exactly as the shares previously redeemed and the Fund's minimum initial investment amount must be met at the time of reinstatement.


     Generally,  exercise  of the  Reinstatement  Privilege  does not  alter the
Federal income tax status of any capital gain realized on a sale of Series shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

     Under the Series' Administration, Shareholder Services and Distribution Plan (the "Plan") the Series may pay to SFSI an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series shareholders, and (iii) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from the Fund.

     Under the Plan, the Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Trustees of the Fund.


     The Plan, as it relates to Class A shares, was approved by the Trustees on October 9, 1984 and was approved by the shareholders of the Series on April 10, 1986. The total amount paid for the year ended December 31, 1996 in respect of the Series' Class A shares pursuant to the Plan was equal to .24% of the Class A shares' average daily net assets.

     Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. In that connection, SFSI has assigned FEP its interest in most of the fees payable to it in respect of the Class B shares, other than the portion payable to Service Organizations on a continuing basis. Proceeds from the Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year may be respectively, paid from Class B and Class D Plan fees received in any other fiscal year.

     The Plan, as it relates to Class B shares, was approved by the Trustees of the Fund on March 21, 1996 and became effective April 22, 1996. The Plan, as it relates to Class D shares, was amended by the Trustees of the Fund on July 15, 1993. The total amount paid for the year ended December 31, 1996 by the Series' Class B and Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of the Class B and Class D shares. The Plan is reviewed by the Fund's Trustees annually.


     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most shareholder accounts that do not have a designated broker/dealer of record including all such shareholder accounts established after April 1, 1995 and receives compensation for providing personal service and account maintenance to such accounts of record.

EXCHANGE PRIVILEGE

     A shareholder of the Series may, without charge, exchange at net asset value any part or all of an investment in the Series for shares of the other series of the Fund or for shares of any of the other mutual funds in the Seligman Group. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

     Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.


     If shares that are subject to a CDSL are exchanged for shares, of another Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the holding period of the original shares.

     Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired through use of the exchange privilege will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the Fund from which the exchange has been made.


     The Seligman Mutual Funds available under the Exchange Privilege are:

o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

o SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value. Income may be considered but will only be incidental to the fund's investment objective.

o SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily through investing in companies either globally or internationally.


o SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. In addition to the Series, the Fund consists of the Seligman U.S. Government Securities Series.

o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

o SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from federal income taxes; individual state series, each seeking to maximize income exempt from federal income taxes and from personal income taxes in designated states are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

o SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal High-Yield Series, the Seligman California Municipal Quality Series, the Seligman Florida Municipal Series and the Seligman North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

o SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment-grade New Jersey municipal securities. (Does not currently offer Class B shares.)

o SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment-grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)

o SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund each of which seeks capital appreciation by investing in equity securities of value companies.


     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day, by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. The method of receiving distributions, unless otherwise indicated, will be carried over to the new fund account, as will telephone services. Account services, such as Invest-A-Check(R) Service, Directed Dividends, Automatic Cash Withdrawal Service and Check Writing Privilege will not be carried over to the new fund account unless specifically requested and permitted by the new fund. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of a written exchange request together with certificates representing shares to be exchanged in proper form.

     The Exchange Privilege via mail is generally applicable to group retirement plans, although some restrictions may apply. The terms of the Exchange Privilege described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

     A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

     Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchanges, including the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions."


     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.



FURTHER INFORMATION ABOUT
TRANSACTIONS IN THE SERIES

     Because excessive trading (including short-term, "market timing" trading) can hurt the Series' performance, the Fund may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. The Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.


DIVIDENDS AND DISTRIBUTIONS

     The Series' net investment income is distributed to shareholders monthly in the form of additional shares, unless the shareholder elects otherwise. Payments vary in amount depending on income received from the Series' investments and costs of operations. Shares begin earning dividends on the day on which the Fund receives payment. Shares continue to earn dividends through the date preceding the date they are redeemed.


     The Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. For federal income tax purposes, the Series had a capital loss carryforward as of December 31, 1996 of approximately $3,292,211 of which $1,083,833 expires in 1998 and $2,208,378 expires in 2002. Accordingly, the Series may not distribute capital gains (short-term or long-term) to shareholders until net gains have been realized in excess of the carryforward.


     Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; (3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check. If the payment option you prefer is not listed, contact Seligman Data Corp. at (800) 221-2450 to request information on other available options. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the payable date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about electing telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.


      The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares --Valuation."

     Shareholders exchanging shares of one mutual fund for shares of another mutual fund in the Seligman Group will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems, transfers or exchanges all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election.

FEDERAL INCOME TAXES

     The Series intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.


     Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether received in cash or reinvested in additional shares, and are, generally, not eligible for the dividends received deduction for corporations.

     Distributions of net capital gain, i.e., the excess of net long-term capital gains over any net short-term losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders; such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. As noted above, the Series must exhaust its capital loss carryforward before it may make capital gain distributions to shareholders.

     Any gain or loss realized upon a sale or redemption of shares in the Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series.

     In determining gain or loss on shares of the Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction in the sales load by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

     The Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.


     Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.


     UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FEE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION


     Shareholders will be sent reports semi-annually regarding the Series. General information about the Series may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co.
Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.

     24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS, FORM 1099-DIV AND CHECKBOOKS MAY BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


     ACCOUNT   SERVICES.   Shareholders  are  sent   confirmation  of  financial
     transactions in their Account.

     Other investor services are available. These include:


     o INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from the shareholder's savings or checking account, if the shareholder's bank is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a $100 minimum investment in conjunction with the monthly investment option or a $250 minimum investment in conjunction with the quarterly investment option. For investments in the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. (See "Terms and Conditions" on page 30.)

     o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.


     o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.)

     o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


     o AUTOMATIC CASH WITHDRAWAL Service permits payments at regular Intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B shares may elect to use this service immediately, although certain withdrawals may be subject to a CDSL. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 30.)


     o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.


     o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be debited from a shareholder's account, if requested.


     o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years back to 1985 are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

     TAX-DEFERRED RETIREMENT PLANS.  Shares of the Series may be purchased for:

     --Individual Retirement Accounts (IRAs);

     --Savings Incentive Match Plans for Employees
 (SIMPLE IRAs);

     --Simplified Employee Pension Plans (SEPs);
     --Section 401(k) Plans for corporations and their employees;
     --Section  403(b)(7)  Plans for  employees  of public  school  systems  and
certain  non-profit   organizations  who  wish  to  make  deferred  compensation arrangements; and

     --Money Purchase Pension and Profit Plans for sole proprietorships, partnerships and corporations.

     These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017, or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an authorized dealer.

ADVERTISING THE SERIES' PERFORMANCE

     From time to time the Series advertises its "yield," "total return" and "average annual total return", each of which are calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of the Series refers to the income generated by an investment in that class over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows what an investment in shares of a class of the Series would have earned over a specified period of time (for example, one, five and ten year periods or since inception) assuming the payment of the maximum sales load, if any, when the investment was first made (or CDSL upon redemption, if applicable) and that all distributions and dividends by that class were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception); i.e., the average annual compound rate of return. The total return and average total return for both Class A and Class D shares for periods prior to January 1, 1996 do not reflect the increase in the management fee payable by the Fund effective on such date, which if reflected would reduce the performance quoted. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

     From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Series may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such
financial  and  other  press  publications  include  BARRON'S,   BUSINESS  WEEK,
CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

 ORGANIZATION AND CAPITALIZATION

     The Fund is a diversified, open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, in separate series. The Trustees also have the power to create additional series of shares.


     At present, shares of beneficial interest of two series are authorized, which shares of beneficial interest constitute interest in the Series and the Seligman U.S. Government Securities Series. Shares of beneficial interest of the Series and the Seligman U.S. Government Securities Series are divided into three classes (Class A, Class B and Class D). Each of the Series' and the Seligman U.S. Government Securities Series' Class A, Class B and Class D shares of beneficial interest is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.

                                    APPENDIX

Moody's Investors Service, Inc.
Bonds and Notes

Baa: Bonds and notes which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds or notes lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds and notes which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds and notes in this class.

B: Bonds and notes which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and notes which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and notes which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and notes which are rated C are the lowest rated class of bonds or notes, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Standard & Poor's Rating Service ("S&P")
Bonds


BBB: Bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay principal and interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating C is reserved for bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

                              TERMS AND CONDITIONS
                           GENERAL ACCOUNT INFORMATION

    Investments will be made in as many shares of the Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check received in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution to be effective for such dividend or distribution. Stock certificates will not be issued unless requested. Replacement stock certificates will be subject to a surety fee.
                            INVEST-A-CHECK(R) SERVICE


    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. After the initial investment, the value of shares held in the shareholder's account must equal not less than two regularly scheduled investments. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event the shareholder exchanges all of the shares from one mutual fund in the Seligman Group to another, the Invest-A-Check(R) Serivce will be terminated in the Seligman Mutual Fund that was closed as as result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a minimum initial investment of at least $100 in connection with the monthly investment option or $250 in connection with the quarterly investment option. If the shareholder uses the Invest-A-Check(R) Service to make an IRA investment, the purchase will be credited as a current year contribution. If the shareholder uses the Invest-A-Check(R) service to make an investment in a pension or profit sharing plan, the purchase will be credited a current year employer contribution.

                        AUTOMATIC CASH WITHDRAWAL SERVICE


    The Automatic Cash Withdrawal Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday) less, in the case of Class B shares, any applicable CDSL. Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of such shares. Under this Service, a Class B shareholder who requests both dividends and distributions in additional shares may withdraw up to 12% of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL.A shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This Service is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Series shares are discouraged when the Withdrawal Service is in effect.


                     LETTER OF INTENT -- CLASS A SHARES ONLY


    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to their account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. A shareholder may include toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds .


                            CHECK REDEMPTION SERVICE

    The check Redemption Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more.

    If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories.

     In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.

     The shareholder authorizes Boston Safe Deposit and Trust Co. to honor checks drawn by the shareholder on the account of Seligman High-Yield Bond Series and to effect a redemption of sufficient shares in the shareholder's account to cover payment of the check and, in the case of Class B shares, any applicable CDSL. The shareholder understands that shares in one series of the Fund cannot be redeemed to cover a check written on another series.

    Boston Safe Deposit and Trust Co. shall be liable only for its own negligence. The Fund will not be liable for any loss, expense or cost arising out of check redemptions. The Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).

    Seligman Data Corp. will charge a $10.00 processing fee for any check redemption draft returned marked "unpaid." This charge may be DEBITED from the account the check was drawn against. NO REDEMPTION PROCEEDS WILL BE REMITTED TO A SHAREHOLDER WITH RESPECT TO SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) UNTIL SELIGMAN DATA CORP. RECEIVES NOTICE THAT THE CHECK HAS CLEARED WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF THE SHARES TO A SHAREHOLDER'S ACCOUNT.

                                                                            5/97

                       THIS PAGE INTENTIONALLY LEFT BLANK

SELIGMAN
HIGH-YIELD BOND
SERIES
--------------------------------------------------------------------------------
100 Park Avenue
New York, New York 10017


                               TABLE OF CONTENTS
                                                                    PAGE
                                                                    ----
Summary of Series Expenses .......................................    2
Financial Highlights .............................................    3
Alternative Distribution System ..................................    5
Investment Objective, Policies and Risks .........................    7
Management Services ..............................................   10
Purchase of Shares ...............................................   11
Telephone Transactions ...........................................   17
Redemption of Shares .............................................   18
Administration, Shareholder Services
EEand Distribution Plan ..........................................   20
Exchange Privilege ...............................................   22
Further Information about Transactions
EEin the Series ..................................................   23
Dividends and Distributions ......................................   24
Federal Income Taxes .............................................   24
Shareholder Information ..........................................   26
Advertising the SeriesO Performance ..............................   27
Organization and Capitalization ..................................   28


TXHY1 5/97
--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------
                                    SELIGMAN
                                HIGH-YIELD BOND
                                     SERIES
--------------------------------------------------------------------------------


                                  MAY 1, 1997

                                     [LOGO]
--------------------------------------------------------------------------------

                   SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
                                   A SERIES OF
                        SELIGMAN HIGH INCOME FUND SERIES

 100 Park Avenue o New York, NY 10017 o New York City Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States
      For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777


                                                                     May 1, 1997


     Seligman High Income Fund Series (the "Fund") is a diversified, open-end management investment company that offers two different series which seek to earn high current income by investing in debt securities but have differing investment objectives and investment policies. Investment advisory and management services are provided to the Fund by J. & W. Seligman & Co. Incorporated (the "Manager"); the Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.


     The investment objective of the Seligman U.S. Government Securities Series (the "Series") is to produce high current income. The Series seeks to achieve its objective by investing primarily in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and by writing covered call options against such securities. In order to reduce risks that may be associated with changes in interest rates, the Series may also purchase put options on such securities and may engage in transactions involving interest rate futures contracts and options on such contracts. While certain debt obligations in the Series are issued or guaranteed by the United States Government or by United States Government-related instrumentalities, such investments are still subject to the risk of market value fluctuations. For a description of the Series' investment objective and policies, including the risk factors associated with an investment in the Series, see "Investment Objective, Policies and Risks." There can be no assurance that the Series' investment objective will be achieved.

     The Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL, if applicable, of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will convert automatically to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on certain redemptions within one year of purchase, an annual distribution fee of up to
 .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.


     This Prospectus sets forth concisely the information a prospective investor should know about the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Series, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE
               FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
                       RESERVE BOARD OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                            SUMMARY OF SERIES EXPENSES

                                                                          CLASS A             CLASS B           CLASS D
                                                                         ---------          -----------       -----------
                                                                      (Initial Sales      (Deferred Sales   (Deferred Sales
                                                                           Load                Load              Load
                                                                       Alternative)        Alternative)      Alternative)
SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases (as a percentage of
         offering price)................................................   4.75%               None               None
      Sales Load on Reinvested Dividends................................    None               None               None
      Deferred Sales Load (as a percentage of original
         purchase price or redemption proceeds, whichever is lower).....   None;          5% in 1st year    1% in 1st year
                                                                          except 1%       4% in 2nd year    None thereafter
                                                                        for 18 months      3% in 3rd and
                                                                        if initial sales     4th years
                                                                      load was waived     2% in 5th year
                                                                        due to size       1% in 6th year
                                                                        of purchase       None thereafter
      Redemption Fees...................................................    None               None               None
      Exchange Fees.....................................................    None               None               None


ANNUAL SERIES OPERATING EXPENSES  FOR 1996                                CLASS A             CLASS B           CLASS D
                                                                         ---------          -----------       -----------
(as a percentage of average net assets)
      Management Fees...................................................    .50%               .50%               .50%
      12b-1 Fees........................................................    .22%              1.00%*             1.00%*
      Other Expenses....................................................    .42%               .42%               .42%
                                                                           -----              -----              -----
      Total Series Operating Expenses...................................   1.14%              1.92%              1.92%
                                                                           =====              =====              =====


     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of the Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a contingent deferred sales load, a one-time charge, only if the shares are redeemed within eighteen months of purchase. Expenses for Class B shares are estimated because no shares of that Class were outstanding in the year ended December 31, 1996. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares", "Redemption of Shares" and "Management Services" herein. The Series' Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates, is discussed under "Administration, Shareholder Services and Distribution Plan" herein.

EXAMPLE:                                                               1 YEAR        3 YEARS       5 YEARS    10 Years
                                                                       ------        -------       -------    --------
An investor would pay the following  expenses on a $1,000  invest-
ment,  assuming (1) a 5% annual return and (2) redemption at
the end of each time period................................Class A      $59            $82           $107       $180
                                                           Class B+     $69            $90           $124       $204
                                                           Class D      $29++          $60           $104       $224

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and the 5% annual return used in this example is a hypothetical rate.



  *Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc. the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  +Assuming (1) a 5% annual return and (2) no redemption at the end of the period, the expenses on a $1,000 investment would be $19 for 1 year, $60 for 3 years and $104 for 5 years.
++ Assuming (1) a 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be $19.

                              FINANCIAL HIGHLIGHTS


     The financial highlights for the Series' Class A and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Series should be read in conjunction with the financial statements and notes contained in the Fund's 1996 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge from the Fund at the telephone numbers or address provided on the cover page of this Prospectus. Financial Highlights are not presented for the Class B shares because no shares of that Class were outstanding during the periods set forth below.


     The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Class' beginning net asset value to its ending net asset value so that they may understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount. The total return based on net asset value measures the Class' performance assuming investors purchased shares of the Class at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing shares of any Class. Total returns for periods of less than one year are not annualized.

                                                           CLASS A
                                  --------------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------------------
                                    1996    1995     1994    1993     1992     1991    1990     1989     1988      1987
                                  ------   ------   ------  ------   ------   ------  ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
  of period                       $ 7.15   $ 6.47   $ 7.18  $ 7.19   $ 7.30   $ 6.89  $ 7.04   $ 7.06   $ 7.12   $  8.15
                                  ------   ------   ------  ------   ------   ------  ------   ------   ------   -------
Net investment income**...........   .41      .46      .44     .53      .51      .51     .59      .65      .60       .59
Net realized and unrealized
  investment gain (loss)..........  (.44)     .68     (.71)   (.01)    (.11)     .41    (.15)    (.02)    (.06)     (.84)
                                  ------   ------   ------  ------   ------   ------  ------   ------   ------   -------
Increase (decrease) from investment
  operations......................  (.03)    1.14     (.27)    .52      .40      .92     .44      .63      .54      (.25)
Dividends paid or declared........  (.41)    (.46)    (.44)   (.53)    (.51)    (.51)   (.59)    (.65)    (.60)     (.59)
Distributions from net gain realized  --       --       --      --       --       --      --       --       --      (.13)
Return of capital.................    --       --       --      --       --       --      --       --       --      (.06)
                                  ------   ------   ------  ------   ------   ------  ------   ------   ------   -------
Net increase (decrease) in net asset
  value...........................  (.44)     .68     (.71)   (.01)    (.11)     .41    (.15)    (.02)    (.06)    (1.03)
                                  ------   ------   ------  ------   ------   ------  ------   ------   ------   -------
Net asset value, end of period ... $ 6.71  $ 7.15   $ 6.47  $ 7.18   $ 7.19   $ 7.30  $ 6.89   $ 7.04   $ 7.06     $ 7.12
                                   ======  ======   ======  ======   ======   ======  ======   ======   ======   ========
TOTAL RETURN BASED ON
  NET ASSET VALUE: ............... (0.29)%  18.15%   (3.88)%  7.46%    5.78%   14.05%   6.37%    9.25%    7.84%     (2.84)%
Ratios/Supplemental Data:
Expenses to average net assets** .  1.14%    1.14%    1.10%   1.11%    1.05%    1.10%   1.06%    1.09%    1.09%      1.13%
Net investment income to average
  net assets**....................  6.05%    6.71%    6.49%   7.22%    7.17%    7.39%   8.66%    9.16%    8.33%      7.82%
Portfolio turnover................175.25%  213.06%  445.18% 170.35%  126.17%   95.46% 306.05%  226.25%  263.15%    282.99%
Net assets, end of period
  (000s omitted).................$46,889  $55,061  $54,714 $69,805  $55,732  $64,440 $71,735  $83,850 $106,720   $123,556

                                                   CLASS D
                                   ---------------------------------------
                                    YEAR ENDED                     9/21/93*
                                   DECEMBER 31,                       TO
                                   ---------------------------------------
                                    1996     1995       1994      12/31/93
                                   ------   -------   -------      ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
  of period                        $ 7.16   $  6.48   $  7.20      $ 7.33
                                   ------   -------   -------      ------
Net investment income**...........    .36       .40       .37         .09
Net realized and unrealized
  investment gain (loss)..........   (.43)      .68      (.72)       (.13)
                                   ------   -------   -------      ------
Increase (decrease) from investment
  operations......................   (.07)     1.08      (.35)       (.04)
Dividends paid or declared........   (.36)     (.40)     (.37)       (.09)
Distributions from net gain realized   --        --        --          --
Return of capital.................     --        --        --          --
                                   ------   -------   -------      ------
Net increase (decrease) in net asset
  value...........................  (.43)       .68      (.72)       (.13)
                                   ------   -------   -------      ------
Net asset value, end of period ... $ 6.73    $ 7.16    $ 6.48      $ 7.20
                                   ======   =======   =======      ======
TOTAL RETURN BASED ON
  NET ASSET VALUE: ...............% (0.92)%   17.10%    (5.05)%      (.65)%
Ratios/Supplemental Data:
Expenses to average net assets** .   1.92%     2.01%     2.22%       2.09%+
Net investment income to average
  net assets**....................   5.27%     5.84%     5.40%       5.28%+
Portfolio turnover................ 175.25%   213.06%   445.18%     170.35%++
Net assets, end of period
  (000s omitted).................$ $9,283    $8,181    $6,062      $2,317

----------


* Commencement of offering of Class D shares.
**Had the Manager, at its discretion, not waived a portion of its fees for the year ended December 31, 1987, the net investment income per share, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the Series would have been $.58, 1.15% and 7.79%, respectively.
+ Annualized.
++For the year ended December 31, 1993.

ALTERNATIVE DISTRIBUTION SYSTEM

     The Series offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in the Series with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.


     Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower ongoing fee of Class A shares. This consideration must be weighed against the fact that the amount invested in the Series will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

     Investors who qualify for reduced initial sales loads, as described under "Purchase Of Shares" below, might also choose to purchase Class A shares because the initial sales load deducted at the time of purchase would be less. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived because the amount of Class A shares purchased was $1,000,000 or more. In addition, Class B shares will be converted into Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

     Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares, although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the investment over this period of time.


     Investors should bear in mind that the total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.


     Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Series.

     Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing fees.


     The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Massachusetts law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

     The Trustees of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares of the Series. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the 1940 Act and Massachusetts law, will seek to ensure that no such conflict arises. For this purpose, the Trustees will monitor the Series for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

     DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Series or another mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                               ANNUAL 12B-1 FEES
         INITIAL              (AS A % OF AVERAGE
         SALES LOAD            DAILY NET ASSETS)   OTHER INFORMATION
         ----------            -----------------   -----------------
CLASS A  Maximum initial       Service fee of      Initial sales load
         sales load of 4.75%   .25%.               waived or reduced
         of the public                             for certain
         offering price.                           purchases.
                                                   CDSL of 1%
                                                   on  redemptions
                                                   within  18 months
                                                   of  purchase on
                                                   shares on which
                                                   initial  sales  load
                                                   was waived due to
                                                   size of purchase.

CLASS B  None                  Service fee of      CDSL of:
                               .25%; Distribution  5% in 1st year
                               fee of .75% until   4% in 2nd year
                               conversion.*        3% in 3rd and
                                                   4th  years
                                                   2% in 5th  year
                                                   1% in 6th
                                                   year 0% after 6th year.

CLASS D  None                  Service fee of      CDSL of 1% on
                               .25%; Distribution  redemptions
                               fee of up to .75%.  within one year of
                                                   purchase.

*Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund is a diversified open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Fund offers one other separate investment series: the Seligman High-Yield Bond Series. The High-Yield Bond Series' investment objective and policies and other important information with respect to its operations are set forth in a separate Prospectus.

     The objective of the Series is to produce high current income. The Series seeks to achieve its objective by investing at least 80% of the value of its total assets in direct obligations of the U.S. Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and backed by the full faith and credit of the U.S. Government which have maturities greater than one year at the date of purchase by the Series, except for temporary defensive purposes. This investment policy is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of the Series' outstanding voting securities (as defined below). There can be no assurance that the Series' investment objective will be obtained.

     The Series may invest up to 20% of the value of its total assets in direct obligations of the U.S. Treasury and in securities issued or guaranteed by the United States Government, its agencies or instrumentalities which have maturities of less than one year at the date of purchase by the Series. Obligations issued by U.S. Government agencies include obligations issued by such entities as Federal Land Banks, Federal Home Loan Banks and the Government National Mortgage Association ("GNMA"). "GNMA Certificates" or "GNMAs," represent interests in pools of residential mortgages. The timely payment of principal and interest is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMAs differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, GNMAs provide a "pass through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans, net of certain expenses. A pool's stated maturity may be shortened by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgage. Such prepayments may shorten the effective maturity of GNMAs. High interest rate mortgages are more likely to be prepaid than lower rate mortgages; consequently, the effective maturities of GNMAs with pass through payments of higher rate mortgages are likely to be shorter than those of obligations with pass through payments of lower rate mortgages.

     LENDING OF PORTFOLIO SECURITIES. The Series may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The borrower must maintain with the Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Series any income accruing on the loaned securities and the Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to the Fund might be delayed; and 3) the borrower might refuse to repay the borrowed securities. The Series may lend portfolio securities to the extent that the Manager deems appropriate in seeking to achieve the Series' investment objective and with only a prudent degree of risk.

     REPURCHASE AGREEMENTS. The Series may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Series acquires a money market instrument, generally a U.S. Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the Series may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve U.S. Government securities and will only involve securities issued or guaranteed by the U.S. Government. As a matter of fundamental policy, the Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

     WHEN-ISSUED SECURITIES. The Series may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Series will only purchase a security on a when-issued basis with the intention of actually acquiring the securities, the Series may sell these securities before the purchase settlement date if it is deemed advisable.

     Securities held by the Series and securities purchased on a when-issued basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, the market value of the Series' assets may fluctuate more than otherwise would be the case. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

     An account for the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Series' Custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

     GENERAL. Except as noted above or in the Statement of Additional Information, the foregoing investment policies are not fundamental and the Trustees of the Fund may change such policies without the vote of a majority of the outstanding voting securities of the Series. As a matter of policy, the Trustees will not change the Series' investment objective of producing high current income without such a vote. Under the 1940 Act a "vote of a majority of the outstanding voting securities" of the Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

MANAGEMENT SERVICES

     The Trustees provide broad supervision over the affairs of the Series and the Fund as a whole. Pursuant to a Management Agreement approved by the Trustees and the shareholders of the Series, the Manager manages the investments of the Series and administers the business and other affairs of the Series. The address of the Manager is 100 Park Avenue, New York, NY 10017.


     The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $14.2 billion at March 31, 1997. The Manager also provides investment management or advice to institutional accounts having an aggregate value at March 31, 1997 of approximately $4.2 billion.


     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Series, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


     The Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to .50% of the daily average net assets of the Series on an annual basis. The Fund pays all of its expenses other than those assumed by the Manager. The Fund's expenses are allocated among the series of the Fund in a manner determined by the Trustees to be fair and equitable. Total expenses of the Series' Class A and Class D shares for the year ended December 31, 1996 amounted to 1.14% and 1.92%, respectively, of the average daily net assets of each class.
No Class B shares of the Series were outstanding during this period.


     PORTFOLIO MANAGER. Mr. Leonard J. Lovito, Vice President of the Manager, has been Vice President and Portfolio Manager of the Series since January 1994. Mr. Lovito also serves as Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of SPI's Seligman Cash Management Portfolio and Seligman Fixed Income Securities Port-folio. Mr. Lovito joined the Manager in 1984 as a fixed income trader and has more than 11 years of fixed income trading and portfolio management experience.


     The Manager's discussion of the Series' performance as well as a line graph illustrating comparative performance information between the Series and the Lipper General U.S. Government Funds Index and the Lehman Brothers Government Bond Index is included in the Fund's 1996 Annual Report to Shareholders. Copies of the 1996 Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone numbers or address listed on the cover page of this Prospectus.

     PORTFOLIO TRANSACTIONS. Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution and consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Fund as well as to other clients.

     Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees of the Fund may determine, the Manager may consider sales of shares of the Series and, if permitted under applicable laws, may consider sales of shares of the other mutual funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series.

     PORTFOLIO TURNOVER. A change in securities held by the Series is known as "portfolio turnover" which may result in the payment by the Series of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of the Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover rate will vary from year to year as well as within a year and may exceed 100% and has done so in prior years.

PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.

     The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

     Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares -- Initial Sales Load" below.


     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS WHICH DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.


     No purchase order may be placed for Class B shares for an amount of $250,000 or more.

     Orders received by an authorized dealer before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

     Payment for dealer purchases may be made by check or by wire. To wire payment, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C Seligman U.S. Government Securities Series (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Al-though the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.


     Current shareholders may purchase additional shares of the Series through any authorized dealer or by sending a check payable to the "Seligman Group of Funds" in our postage-paid return envelope or directly to P.O. Box 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds,") may not be used to open a new fund account or purchase additional shares of the Fund. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements or with periodic reports) and include the shareholder's name, address, account number, name of Series and class of shares (A, B or D). If a shareholder does not provide the required information, Seligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at the Series' net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.

     Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's account. For the protection of the Fund and its shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.


     VALUATION. The net asset value of the Series' shares is determined each day, Monday through Friday, as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class. Securities are valued at market value or, in the absence thereof, at fair value as determined in accordance with procedures approved by the Fund's Trustees. Short-term holdings maturing in 60 days or less are valued at amortized cost if their original maturity was 60 days or less and securities purchased with maturities in excess of 60 days which currently have maturities of 60 days or less are valued by amortizing their fair market value on the 61st day prior to maturity.

     Although the legal rights of Class A, Class B and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fees charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other expenses differ among classes.


     CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" below.


--------------------------------------------------------------------------------
                       CLASS A SHARES--SALES LOAD SCHEDULE

                                                    REGULAR
                                SALES LOAD AS A     DEALER
                                  PERCENTAGE OF
                               ------------------
                                                   DISCOUNT
                                       NET AMOUNT    AS A
                                        INVESTED      %OF
                              OFFERING (NET ASSET  OFFERING
  AMOUNT OF PURCHASE            PRICE    VALUE)      PRICE
  -----------------------      -------  ---------   -------
  Less than  -$     50,000      4.75%     4.99%     4.25%
  $     50,000-     99,999      4.00      4.17      3.50
       100,000-    249,999      3.50      3.63      3.00
       250,000-    499,999      2.50      2.56      2.25
       500,000-    999,999      2.00      2.04      1.75
     1,000,000-   or more*         0         0         0

 *Shares  acquired at net asset value  pursuant  to the above  schedule  will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."
--------------------------------------------------------------------------------


     There is no initial sales load on purchases of Class A shares of $1,000,000 or more; however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.


     SFSI shall pay broker/dealers, from its own resources, a fee on sales of $1,000,000 or more, calcu-
lated as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.


     SFSI shall also pay broker/dealers, from its own resources, an additional fee on assets of certain Class A shares of the Seligman Mutual Funds, including the Series, participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.


     REDUCED SALES LOADS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife, and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

     Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

     o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Series alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

     o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of any investor must indicate that the investor has existing accounts when making investments or opening new accounts.

     o A LETTER OF INTENT allows an investor to purchase Class A shares of the Series over a 13-month period at reduced initial sales loads, based on the total amount of shares the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing Class A shares on behalf of any investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 27.

     SPECIAL PROGRAMS. The Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.


     Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies similar to the Series who purchase shares with redemption proceeds of such fund (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Series shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Series shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to the Merrill Lynch MLII multi-manager 401(k) product are available at net asset value and are not subject to a CDSL.

     CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                   CDSL
--------------------                                   ----
less than 1 year......................................   5%
1 year or more but less than 2 years..................   4%
2 years or more but less than 3 years.................   3%
3 years or more but less than 4 years.................   3%
4 years or more but less than 5 years.................   2%
5 years or more but less than 6 years.................   1%
6 years or more.......................................   0%

     Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Series are exchanged for Class B shares of another

Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the original Class B shares.

     CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

     CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to pay any Class B CDSL to FEP.


     A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset value sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.



     The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Dean Witter Reynolds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

     To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired though the investment of dividends or distributions from any Class A, Class B or Class D shares of mutual funds in the Seligman Group.


     For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
  (122.449 @ $12.25) as follows:              $1,500.00
                                               ========

Dividend/Distribution shares
     (5 @ $12.25)                                 61.25


Shares held more than 1 year
     (100 @ $12.25)                            1,225.00

Shares held less than 1 year subject
     to CDSL (17.449 @ $12.25)                   213.75
                                               --------
     Gross proceeds of redemption             $1,500.00

Less CDSL (17.449 shares @ $12.00 =
  $209.39 x 1% = $2.09)                           (2.09)
                                               --------

     Net proceeds of redemption               $1,497.91
                                               ========


     For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


     The CDSL will be waived or reduced in the following instances:

     (a) on redemptions following the death or disability of a shareholder, as defined in section 72 (m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403 (b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, or attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an automatic cash withdrawal service; and (f) in connection with the redemption of shares of the Series if the Series is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.

     If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice, an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.


     For the period from the date Seligman Global Horizon Funds (the "Offshore Fund") commences offering its shares, until May 31, 1997, SFSI will reimburse any CDSL charged upon the redemption of Class B or Class D shares of any Seligman Mutual Fund by a non-U.S. resident alien investor who uses the redemption proceeds to purchase Class B or Class A shares, respectively, of the Offshore Fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of its affiliates (collectively, "Merrill Lynch"). Merrill Lynch will, in turn, reimburse SFSI for the amount of CDSL so reimbursed by it over a period of four years.


     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the mutual funds in the Seligman Group. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Series and/or certain other funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

 TELEPHONE TRANSACTIONS

     A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Series shares, (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

     FOR INVESTORS WHO PURCHASE SHARES BY COMPLETING AND SUBMITTING AN ACCOUNT APPLICATION (EXCEPT THOSE ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS):
Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.

     FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

     FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.



     FOR ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), corporations or group retirement plans: Telephone redemptions are not permitted. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund must first provide a letter of authorization signed by the plan custodian or trustee, and provide a telephone services election form signed by each plan participant. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option.

     All Seligman Mutual Funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.


     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemption of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Series' net asset value may fluctuate during such periods.

     The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES


     A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by sending a written request to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery service, to 100 Park Avenue, New York, N Y 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all share owners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Series name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date). If the redemption proceeds are
(i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange
Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.


     In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more, are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares-- Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less the applicable CDSL as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.

     A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.


     TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares payable to the address of record may be made once per day, in an amount of up to $50,000 per fund account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate the telephone redemption service at any time without notice.


     For more information about telephone redemptions and the circumstances under which a shareholder may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in the Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the shareholder's account in amounts of $500 or more. The shareholder may elect to use this Service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this service. Holders of Class A shares should bear in mind that check redemptions of Class A shares acquired at net asset value due to the size of the purchase may be subject to a CDSL. Holders of Class B shares may use this service although check redemptions of Class B shares may be subject to a CDSL. Holders of Class D shares may use this service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this service is subject to Boston Safe Deposit and Trust Co. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each series of the Fund.

     There is no charge for use of checks. When honoring a check that was processed for payment, Boston Safe Deposit and Trust Co. will cause the Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check and any applicable CDSL. If shares are owned jointly, redemption checks must be signed by all persons, unless otherwise elected on the Account Application, in which case a single signature will be acceptable.

     In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient to cover the amount of checks written. If insufficient shares are in the account, the check will be returned, marked "insufficient funds." THE FUND WILL NOT REDEEM SHARES IN ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. MAY CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

     Check redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and the Fund has a certified Taxpayer Identification Number on file.

     Cancelled checks will be returned to a shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by the Fund or Boston Safe Deposit and Trust Co. See "Terms and Conditions" on page 27.


     GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholders' address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


     The Fund reserves the right to redeem shares owned by a shareholder whose investment in the Series has a value of less than a minimum amount specified by the Fund's Trustees, which is presently $500.
Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in the Series is less than the specified minimum and that they have sixty days to make an additional investment.


     REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in shares of the Series or in shares of one of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate all or any part of the investment in shares of the same class of the Series or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE FUND'S MINIMUM INVESTMENT MUST BE MET AT THE TIME OF REINSTATEMENT.


     Generally,  exercise  of the  Reinstatement  Privilege  does not  alter the
Federal income tax status of any capital gain realized on a sale of Series shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.


ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

     Under the Series' Administration, Shareholder Services and Distribution Plan (the "Plan"), the Series may pay to SFSI an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series shareholders, and (iii) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Series.

The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from the Series.

     Under the Plan, the Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Trustees of the Fund.


     The Plan, as it relates to Class A shares, was approved by the Trustees on October 9, 1984 and was approved by the shareholders of the Series on April 10, 1986. The Plan is reviewed by the Trustees annually. The total amount paid for the year ended December 31, 1996 in respect of the Series' Class A shares pursuant to the Plan was equal to .22% of the Class A shares' average daily net assets.

     Under the Plan, the Series reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of the sale of Class B shares. In that connection, SFSI has assigned FEP its interest in most of the fees payable to it in respect of the Class B shares, other than the portion payable to Service Organizations on a continuing basis. Proceeds from the Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service and/or maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year may be paid from Class B and Class D Plan fees, respectively, received in any other fiscal year.

     The Plan, as it relates to Class B shares, was approved by the Trustees on September 19, 1996. The Plan, as it relates to Class D shares, was amended by the Trustees of the Fund on July 15, 1993. The total amount paid for the year ended December 31, 1996 by the Series' Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of the Class D shares.


     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as broker/dealer of record for most shareholder accounts that do not have a designated broker/dealer of record, including all such shareholder accounts established after April 1, 1995 and will receive compensation for providing personal service and account maintenance to its accounts of record.


EXCHANGE PRIVILEGE

     A shareholder of the Series may, without charge, exchange at net asset value any part or all of an investment in the Series for shares of the other series of the Fund or for shares of any of the other mutual funds in the Seligman Group. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

     Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of the other series of the Fund or another mutual fund in the Seligman Group on the basis of relative net asset value.

     If shares  that are subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the holding period of the original shares.

     Class B shareholders of the Series exercising the exchange privilege will continue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired through exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the Fund from which the exchange has been made.

     The Seligman Mutual Funds available under the Exchange Privilege are:

     o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

     o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

     o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

     o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

     o SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value. Income may be considered but will only be incidental to the fund's investment objective.

     o SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

     o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily by investing in companies either globally or internationally.

     o SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. In addition to the Series, the Fund consists of the High-Yield Bond Series.

     o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

     o SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)


     o SELIGMAN MUNICIPAL SERIES TRUST includes the California Municipal High-Yield Series, the California Municipal Quality Series, the Florida Municipal Series and the North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

     o SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

     o SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)

     o SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund each of which seeks capital appreciation by investing in equity securities of value companies.


     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day, by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS, AUTOMATIC CASH WITHDRAWAL SERVICE AND CHECK WRITING PRIVILEGE WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of a written exchange request together with certificates representing shares to be exchanged in proper form.

     The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offers described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

     A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

     Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which unless objected to, are assigned to most shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.



FURTHER INFORMATION ABOUT TRANSACTIONS IN THE SERIES

     BECAUSE EXCESSIVE TRADING (INCLUDING SHORT-TERM, "MARKET TIMING" TRADING) CAN HURT THE SERIES' PERFORMANCE, THE FUND MAY REFUSE ANY EXCHANGE (1) FROM ANY SHAREHOLDER ACCOUNT FROM WHICH THERE HAVE BEEN TWO EXCHANGES IN THE PRECEDING THREE MONTH PERIOD, OR (2) WHERE THE EXCHANGED SHARES EQUAL IN VALUE THE LESSER OF $1,000,000 OR 1% OF THE SERIES' NET ASSETS. THE FUND MAY ALSO REFUSE ANY EXCHANGE OR PURCHASE ORDER FROM ANY SHAREHOLDER ACCOUNT IF THE SHAREHOLDER OR THE SHAREHOLDER'S BROKER/DEALER HAS BEEN ADVISED THAT PREVIOUS PATTERNS OF PURCHASES AND REDEMPTIONS OR EXCHANGES HAVE BEEN CONSIDERED EXCESSIVE. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.


DIVIDENDS AND DISTRIBUTIONS

     The Series' net investment income is distributed to shareholders monthly in the form of additional shares, unless the shareholder elects otherwise. Payments vary in amount depending on income received from the Series' investments and the costs of operations. Shares begin earning dividends on the day on which the Fund receives payment. Shares continue to earn dividends through the date preceding the date they are redeemed.


     The Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. For federal income tax purposes, the Series had a capital loss carryforward as of December 31, 1996 of $15,037,132 (including $768,276 transferred from the Seligman Secured Mortgage Income Series), of which $2,286,339 expires in 1997, $3,877,110 expires in 1998, $12,467 expires in 2001, $8,470,786 expires in 2002 and $390,430 expires in
2004. Accordingly, the Series may not distribute capital gains (short-term or long-term) to shareholders until net gains have been realized in excess of the capital loss carryforward.


     Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; (3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.

     The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."


     Shareholders exchanging shares of one mutual fund for shares of another mutual fund in the Seligman Group will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems, transfers, or exchanges all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election.

FEDERAL INCOME TAXES


     The Series intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.


     Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether received in cash or reinvested in additional shares, and are, generally, not eligible for the dividends received deduction for corporations.

     Distributions of net capital gain, i.e., the excess of net long-term capital gains over any net short-term losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders; such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. As noted above, the Series must exhaust its capital loss carry forward before it may make capital gain distributions to shareholders.

     Any gain or loss realized upon a sale or redemption of shares in the Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series.

     In determining gain or loss on shares of the Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction in the sales load by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.
     The Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.


     Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.


     UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION

     Shareholders will be sent reports semi-annually regarding the Series. General information about the Series may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co.
Incorporated,  100  Park  Avenue,  New  York,  NY 10017  or by  telephoning  the
Corporate   Com-
munications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States, or 212-682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.


     24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS, FORM 1099-DIV AND CHECKBOOKS MAY BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

     ACCOUNT   SERVICES.   Shareholders  are  sent   confirmation  of  financial
transactions in their account.

     Other investor services are available. These include:

     o INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from the shareholders savings or checking account, if the shareholder's bank is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a $100 minimum in conjunction with the monthly investment option or a $250 minimum in conjunction with the quarterly investment option. (See "Terms and Conditions" on page 27.)

     o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of the Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund registered in the same name. The shareholder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.

     o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.)

     o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.

     o AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals will be subject to a CDSL if made within eighteen months of purchase of such shares. Holders of Class B shares may elect to use this service immediately, although certain withdrawals may be subject to a CDSL. Holders of Class D shares may elect to use this service with re-spect to shares that have been held for at least one year. (See "Terms and Conditions" on page 27.)

     o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.

     o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which may be deducted from a shareholder's account, if requested.

     o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years back to 1985 are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

     o TAX-DEFERRED RETIREMENT PLANS. Shares of the Series may be purchased for:


     -Individual Retirement Accounts (IRAs);


     -Savings Incentive Match Plans for Employees (SIMPLE IRAs);


     -Simplified Employee Pension Plans (SEPs);

     -Section 401(k) Plans for corporations and their employees;

     -Section 403(b)(7) Plans for employees of public school systems and certain non-profit organizations who wish to make deferred compensation arrangements; and


     -Money  Purchase  Pension  and  Profit  Plans  for  sole   proprietorships,
partnerships and corporations.


     These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an authorized dealer.

ADVERTISING THE SERIES' PERFORMANCE

     From time to time the Series advertises its "yield," "total return" and "average annual total return," each of which are calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of the Series refers to the income generated by an investment in that class over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows what an investment in shares of a class of the Series would have earned over a specified period of time (for example, one, five and ten years or from the inception) assuming the payment of the maximum sales load, if any, when the investment was first made and that all distributions and dividends by that class were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten years or from the inception); i.e., the average annual compound rate of return. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

     From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Series may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WEISENBERGER MUTUAL
FUNDS  INVESTMENT  REPORT,   CHRISTIAN  SCIENCE  MONITOR,   FINANCIAL  PLANNING,
FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

ORGANIZATION AND CAPITALIZATION

     The Fund is a diversified, open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value. The Trustees also have the power to create additional series of shares.

     Shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the Series and the Seligman High-Yield Bond Series. Shares of beneficial interest of the Series and the Seligman High-Yield Bond Series are divided into three classes (Class A, Class B and Class D). Each share of beneficial interest of the Series' and the Seligman High-Yield Bond Series' respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. The Fund has adopted a plan (the `Multiclass Plan") pursuant to Rule 18f-3 under the 1990 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.

                              TERMS AND CONDITIONS
                           General Account Information

    Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check received in payment of a purchase of shares is dishonored for any reason,
Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution to be effective for such dividend or distribution. Stock certificates will not be issued unless requested. Replacement stock certificates will be subject to a surety fee.

                            INVEST-A-CHECK(R) SERVICE


    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. After the initial investment, the value of shares held in the shareholder's account must equal not less than two regularly scheduled investments. If a check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned as uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder's or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event a shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a minimum initial investment of $100 in connection with the monthly investment option or $250 in connection with the quarterly investment option. If a shareholder uses the Invest-A-Check(R) Service to make an IRA investment, the purchase will be credited as a current year contribution. If a shareholder uses the Invest-A-Check(R) to make an investment in a pension or profit sharing plan, the purchase will be credited as a current year employer contribution.


                        AUTOMATIC CASH WITHDRAWAL SERVICE


    The Automatic Cash Withdrawal Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the net asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday), less, in the case of Class B shares, any applicable CDSL. Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of such shares. Under this Service, a Class B shareholder who requests both dividends and distributions in additional shares may withdraw up to 12% of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This Service is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Series shares are discouraged when the Withdrawal Service is in effect.

                     LETTER OF INTENT -- CLASS A SHARES ONLY

    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. A shareholder may include toward the completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that a Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                            CHECK REDEMPTION SERVICE

    The Check Redemption Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. For Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more, check redemptions within 18 months of purchase may be subject to a CDSL. Check redemptions of Class B shares also may be subject to a CDSL. If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories. In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.

    The shareholder authorizes Boston Safe Deposit and Trust Co. to honor checks drawn by the shareholder on the account of Seligman U.S. Government Securities Series and to effect a redemption of sufficient shares in the shareholder's Fund account to cover payment of the check and any applicable CDSL. The shareholder understands that shares in one series cannot be redeemed to cover a check written on another series.

    Boston Safe Deposit and Trust Co. shall be liable only for its own negligence. The Fund will not be liable for any loss, expense or cost arising out of check redemptions. The Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).

    Seligman Data Corp. will charge a $10.00 processing fee for any check redemption draft returned as uncollectable. This charge may be deducted from the account against which the check was drawn. No redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared which may be up to 15 days from the credit of the shares to the shareholder's account.


                                                                            5/97

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


SELIGMAN
U.S. GOVERNMENT SECURITIES
SERIES
--------------------------------------------------------------------------------
100 Park Avenue
New York, New York 10017

                               TABLE OF CONTENTS
                                                              PAGE
                                                              ----


Summary of Series Expenses .................................    2
Financial Highlights .......................................    3
Alternative Distribution System ............................    4
Investment Objective, Policies and Risks ...................    6
Management Services ........................................    7
Purchase of Shares .........................................    9
Telephone Transactions .....................................   15
Redemption of Shares .......................................   16
Administration, Shareholder Services
EEand Distribution Plan ....................................   18
Exchange Privilege .........................................   19
Further Information about Transactions
EEin the Series ............................................   21
Dividends and Distributions ................................   22
Federal Income Taxes .......................................   22
Shareholder Information ....................................   23
Advertising the SeriesO Performance ........................   25
Organization and Capitalization ............................   26

TXUSG1 5/97


--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------
                                    SELIGMAN
                           U.S. GOVERNMENT SECURITIES
                                     SERIES
--------------------------------------------------------------------------------

                                  MAY 1, 1997

                                     [LOGO]
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1997


                   SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
                         SELIGMAN HIGH-YIELD BOND SERIES
                                    series of
                        SELIGMAN HIGH INCOME FUND SERIES

                                 100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
        Toll Free Telephone (800) 221-2450 all continental United States
      For Retirement Plan Information - Toll-Free Telephone (800) 445-1777


         This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for each series of Seligman High Income Fund Series (the "Fund"), dated May 1, 1997. It should be read in conjunction with the Prospectuses, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into each Prospectus in its entirety.

         The Fund consists of the Seligman U.S. Government Securities Series ("U.S. Government Securities Series") and the Seligman High-Yield Bond Series ("High-Yield Bond Series") (the "Series"). Each Series of the Fund offers three classes of shares. Class A shares may be purchased at net asset value plus an initial sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value or the original purchase price, whichever is less), if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than 1 year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years), 1% (5 but less than 6 years) and 0% (6 or more years). Class B shares automatically convert to class A shares after approximately eight years, resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price, whichever is less) if redeemed within one year of purchase.

         Each Series' Class A, Class B and Class D shares represent an identical legal interest in the investment portfolio of such Series and has the same rights except for certain class expenses and except that Class B and Class D shares bear higher ongoing fees that generally will cause the Class B and Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.


                                TABLE OF CONTENTS

                                               Page
                                               ----


Investment Objectives, Policies and Risks......  2
Investment Limitations.........................  3
Trustees and Officers..........................  5
Management and Expenses........................  9
Administration, Shareholder Services
   and Distribution Plans...................... 10
Portfolio Transactions......................... 11

Purchase and Redemption of
   Fund Shares................................. 11
Distribution Services.......................... 14
Valuation...................................... 15
Performance ................................... 16
General Information............................ 18
Financial Statements........................... 20
Appendix ...................................... 21


TX1A

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

      The investment objective of each Series is a fundamental policy and may not be changed by the Trustees of the Fund without the vote of a majority of such Series' outstanding voting securities. The objective of each Series is as follows:

      The U.S. Government Securities Series seeks to produce high current income. To achieve its objective, the Series invests primarily in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and backed by the full faith and credit of the U.S. Government which have maturities of greater than one year at the date of purchase by the Series.


      The High-Yield Bond Series seeks to produce maximum current income. To achieve its objective, the Series invests primarily in high-yielding, high-risk corporate bonds and notes, which generally are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Rating Service ("S&P") than those assigned by S&P or Moody's to investment grade bonds and notes. Except for temporary defensive purposes, the Series will invest at least 80% of the value of its assets in high-yielding, income-producing corporate bonds and notes. Investments other than in such corporate bonds will be in short-term money market instruments, including certificates of deposit, commercial paper, securities issued, guaranteed or insured by the U.S. Government, its agencies and instrumentalities, and other income producing cash items. The High-Yield Bond Series may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities and some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.


      The following information regarding the investment policies of each Series supplements the information contained in each Series' Prospectus.

LENDING OF SECURITIES. Each Series of the Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of the Series or the borrower. Each Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Loaned securities may not be returned by a borrower; however, a borrower must maintain with the Series from which it has borrowed securities, cash, or equivalent collateral, equal to at least 100% of the market value of the securities borrowed.

REPURCHASE AGREEMENTS. Each Series of the Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Series acquires a money market instrument, generally a U.S. Government obligation, qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. As a matter of fundamental policy, a Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in "restricted" and other illiquid securities.

WHEN-ISSUED SECURITIES. Each Series may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Series will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Series may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Series' assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

      A separate account of each of the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with Investors Fiduciary Trust Company, the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued securities, each Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.


      Except as described above and under Investment Limitations below, the foregoing investment policies are not fundamental and the Trustees of the Fund may change such policies without the vote of a majority of the outstanding voting securities of the Fund or any Series (as defined on page 4).

PORTFOLIO TURNOVER. Each Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities of the Series for the fiscal year by the monthly average value of the portfolio securities of the Series owned during the fiscal year. The portfolio turnover rates for the U.S. Government Securities Series and the High-Yield Bond Series for the years ended 1996 and 1995 were 175.25% and 213.06% and 119.33% and 173.39%, respectively. Securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the calculation. High portfolio turnover involves correspondingly greater transactions costs and a possible increase in short-term capital gains or losses.


                             INVESTMENT LIMITATIONS

      Under each Series' fundamental policies, which cannot be changed except by a vote of a majority of its outstanding voting securities, a Series may not:

- Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of the total assets of the Series. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect borrowings permitted by the preceding paragraph and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with (a) the writing of covered call options by the U.S. Government Securities Series; (b) the purchase of put options by the U.S.
   Government Securities Series or (c) the sale of interest rate futures contracts and the purchase or sale of options on such contracts by the U.S. Government Securities Series;

- Make "short" sales of securities, or purchase securities on "margin" except that for purposes of this limitation, initial and variation payments or deposits in connection with interest rate futures contracts and related options by the U.S. Government Securities Series will not be deemed to be the purchase of securities on margin; write or purchase put or call options except that the U.S. Government Securities Series may write covered call options and the U.S. Government Securities Series may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Purchase securities of any issuer if immediately thereafter more than 5% of total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities; buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities; or invest to control or manage any company;

-  Invest more than 25% of the market value of its total assets in securities of
   issuers  in  any  one   industry;   for  the  purpose  of  this   limitation,
   mortgage-related securities do not constitute an industry;


- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;*


- Purchase or hold any real estate including limited partnership interests in real property;

- Purchase or sell commodities and commodity futures contracts except that the U.S. Government Securities Series may sell interest rate futures contracts and may write call options and may purchase put options with respect to such contracts and may engage in closing transactions with respect to all such transactions. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

- Engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker;

- Underwrite the securities of other issuers, except that in connection with the disposition of a security a Series may be deemed to be an underwriter as defined in the Securities Act of 1933; or

- Make loans, except loans of securities of the Series and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

   Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or of such Series or (2) 67% or more of the shares of the Fund or of such Series present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.





----------
* The Fund has applied for, and expects to receive, an exemptive order from the Securities and Exchange Commission that would permit it to purchase shares of other investment companies advised by the Manager for the limited purpose of hedging its obligations in connection with the deferred fee arrangement for outside directors referred to under "Directors and Officers" below.

                              TRUSTEES AND OFFICERS

   Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*               Trustee, Chairman of the Board, Chief Executive
   (59)                          Officer and Chairman of the Executive Committee

                                 Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated, Chairman, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.



BRIAN T. ZINO*                   Trustee,  President and Member of the Executive
   (44)                          Committee

                                 Director and President, J. & W. Seligman & Co. Incorporated, investment managers and advisers; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group Investment Companies; and Seligman Advisors, Inc., advisers; Chairman and President, Seligman Data Corp., shareholder service agent; and Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Seligman Henderson Co., advisers; formerly, Director, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.


JOHN R. GALVIN                  Trustee
   (67)
                                 Dean, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee, the Seligman Group of Investment Companies; Chairman, American Council on Germany; a Governor of the Center for Creative Leadership; Director, USLIFE Corporation, life insurance; National Committee on U.S.-China Relations; National Defense University; the Institute for Defense Analysis; and Raytheon Co., electronics; and Consultant, Thomson CSF, electronics; formerly, Ambassador, U.S. State Department; Distinguished Policy Analyst at Ohio State University and Olin Distinguished Professor of National Security Studies at the United States Military Academy. From June, 1987 to June, 1992, he was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.
                                 Tufts University, Packard Avenue, Medford, MA 02105.


ALICE S. ILCHMAN                 Trustee
   (62)
                                 President,  Sarah Lawrence College; Director or
                                 Trustee,   the  Seligman  Group  of  Investment
                                 Companies;     Chairman,     The    Rockefeller
                                 Foundation,    charitable    foundation;    and
                                 Director,  NYNEX,  telephone  company;  and the
                                 Committee for Economic  Development;  formerly,
                                 Trustee,  The Markle Foundation,  philanthropic
                                 organization;   and   Director,   International
                                 Research  and  Exchange   Board,   intellectual
                                 exchanges. Sarah Lawrence College,  Bronxville,
                                 NY 10708

FRANK A. McPHERSON               Trustee
   (64)
                                 Director,  various  corporations;  Director  or
                                 Trustee,   the  Seligman  Group  of  Investment
                                 Companies; Kimberly-Clark Corporation, consumer
                                 products,  Bank of  Oklahoma  Holding  Company,
                                 American  Petroleum  Institute,  Oklahoma  City
                                 Chamber of Commerce,  Baptist  Medical  Center,
                                 Oklahoma  Chapter  of the  Nature  Conservancy,
                                 Oklahoma Medical Research Foundation and United
                                 Way Advisory  Board;  Chairman,  Oklahoma  City
                                 Public  Schools  Foundation;  and Member of the
                                 Business   Roundtable  and  National  Petroleum
                                 Council;  formerly,  Chairman  of the Board and
                                 Chief     Executive     Officer,     Kerr-McGee
                                 Corporation,  energy and chemicals.  123 Robert
                                 S. Kerr Avenue, Oklahoma City, OK 73102

JOHN E. MEROW*                   Trustee
   (67)
                                 Retired Chairman and Senior Partner, Sullivan &
                                 Cromwell,  law firm;  Director or Trustee,  the
                                 Seligman   Group   of   Investment   Companies;
                                 Municipal Art Society of New York; Commonwealth
                                 Aluminum   Corporation;    U.S.   Council   for
                                 International  Business;  and U. S.-New Zealand
                                 Council;    Chairman,    American    Australian
                                 Association;   Member  of  the   American   Law
                                 Institute and Council on Foreign Relations; and
                                 Member of the Board of Governors of the Foreign
                                 Policy Association and The New York Hospital.
                                 125 Broad Street, New York, NY  10004

BETSY S. MICHEL                  Trustee
   (54)
                                 Attorney;  Director  or Trustee,  the  Seligman
                                 Group   of   Investment   Companies;   Trustee,
                                 Geraldine  R.  Dodge   Foundation,   charitable
                                 foundation;   and  Chairman  of  the  Board  of
                                 Trustees of St. George's School (Newport,  RI);
                                 formerly, Director, The National Association of
                                 Independent  Schools   (Washington,   DC).  St.
                                 Bernard's  Road,  P.O. Box 449,  Gladstone,  NJ
                                 07934

JAMES C. PITNEY                  Trustee
   (70)
                                 Retired Partner,  Pitney, Hardin, Kipp & Szuch,
                                 law firm;  Director  or Trustee,  the  Seligman
                                 Group  of   Investment   Companies  and  Public
                                 Service Enterprise Group, public utility.  Park
                                 Avenue  at  Morris   County,   P.O.  Box  1945,
                                 Morristown, NJ 07962-1945



JAMES Q. RIORDAN                 Trustee
   (69)
                                 Director,  Various  Corporations;  Director  or
                                 Trustee,   the  Seligman  Group  of  Investment
                                 Companies, The Houston Exploration Company, The
                                 Brooklyn   Museum,   The  Brooklyn   Union  Gas
                                 Company,    The    Committee    for    Economic
                                 Development,  Dow Jones & Co.,  Inc. and Public
                                 Broadcasting Service; formerly,  Co-Chairman of
                                 the  Policy  Council  of  the  Tax  Foundation;
                                 Director and Vice Chairman,  Mobil Corporation;
                                 Director, Tesoro Petroleum Companies, Inc.; and
                                 Director and  President,  Bekaert  Corporation.
                                 675 Third  Avenue,  Suite  3004,  New York,  NY
                                 10017

RONALD T. SCHROEDER*             Trustee and Member of the Executive Committee
   (49)
                                 Director,    Managing    Director   and   Chief
                                 Investment  Officer,  Institutional,  J.  &  W.
                                 Seligman   &   Co.   Incorporated,   investment
                                 managers and advisers;  and Seligman  Advisors,
                                 Inc.,   advisers;   Director  or  Trustee,  the
                                 Seligman   Group   of   Investment   Companies;
                                 Director,   Seligman  Holdings,  Inc.,  holding
                                 company;  Seligman  Financial  Services,  Inc.,
                                 broker/dealer;  and  Seligman  Services,  Inc.,
                                 broker/dealer;    formerly,    President,   the
                                 Seligman Group of Investment Companies,  except
                                 Seligman  Quality   Municipal  Fund,  Inc.  and
                                 Seligman  Select   Municipal  Fund,  Inc.;  and
                                 Director,   Seligman  Data  Corp.,  shareholder
                                 service   agent;    Seligman   Henderson   Co.,
                                 advisers; J. & W. Seligman Trust Company, trust
                                 company;   and   Seligman   Securities,   Inc.,
                                 broker/dealer.

ROBERT L. SHAFER                 Trustee
   (64)
                                 Director,  various  corporations;  Director  or
                                 Trustee,   the  Seligman  Group  of  Investment
                                 Companies   and   USLIFE   Corporation,    life
                                 insurance;  formerly,  Vice President,  Pfizer,
                                 Inc.,  pharmaceuticals.  235 East 42nd  Street,
                                 New York, NY 10017

JAMES N. WHITSON                 Trustee
   (62)
                                 Executive  Vice   President,   Chief  Operating
                                 Officer  and  Director,   Sammons  Enterprises,
                                 Inc.; Director or Trustee, the Seligman Group of Investment Companies; Red Man Pipe and
                                 Supply Company, piping and other materials; and C-SPAN. 300 Crescent Court, Suite 700, Dallas,
                                 TX 75201

DANIEL J. CHARLESTON             Vice President and Portfolio Manager
   (37)
                                 Vice  President,   Investment   Officer  and  a
                                 Managing  Director  of J. & W.  Seligman  & Co.
                                 Incorporated, investment managers and advisers;
                                 and Vice President and Portfolio Manager of one
                                 other  open-end   investment   company  in  the
                                 Seligman Group of Investment Companies.

LEONARD J. LOVITO                Vice President and Portfolio Manager
   (37)
                                 Vice  President,  Investment  Officer,  J. & W.
                                 Seligman   &   Co.   Incorporated,   investment
                                 managers  and  advisers;   Vice  President  and
                                 Portfolio    Manager,    two   other   open-end
                                 investment companies in the Seligman Group of Investment Companies.

LAWRENCE P. VOGEL                Vice President
   (40)
                                 Senior  Vice  President,   Finance,   J.  &  W.
                                 Seligman   &   Co.   Incorporated,   investment
                                 managers  and  advisers;   Seligman   Financial
                                 Services,   Inc.,    broker/dealer;    Seligman
                                 Advisors,  Inc.,  advisers  and  Seligman  Data
                                 Corp.,    shareholder   service   agent;   Vice
                                 President,  the  Seligman  Group of  Investment
                                 Companies   and   Seligman   Services,    Inc.,
                                 broker/dealer;    and    Treasurer,    Seligman
                                 Holdings,  Inc., holding company;  and Seligman
                                 Henderson Co., advisers;  formerly, Senior Vice
                                 President,     Seligman    Securities,    Inc.,
                                 broker/dealer;  and Vice President, Finance, J.
                                 & W. Seligman Trust Company, trust company.

FRANK J. NASTA                   Secretary
   (32)
                                 Senior Vice  President,  Law and Regulation and
                                 Corporate  Secretary,  J. & W.  Seligman  & Co.
                                 Incorporated, investment managers and advisers;
                                 Secretary,  the  Seligman  Group of  Investment
                                 Companies;  Seligman Advisors,  Inc., advisers;
                                 Seligman     Financial     Services,      Inc.,
                                 broker/dealer;    Seligman    Henderson    Co.,
                                 advisers;      Seligman     Services,     Inc.,
                                 broker/dealer;   and   Seligman   Data   Corp.,
                                 shareholder service agent; formerly, Secretary,
                                 J. & W. Seligman Trust Company,  trust company;
                                 and attorney, Seward and Kissel, law firm.

THOMAS G. ROSE                   Treasurer
   (39)
                                 Treasurer,  the  Seligman  Group of  Investment
                                 Companies; and Seligman Data Corp., shareholder
                                 service agent;  formerly,  Treasurer,  American
                                 Investors  Advisers,   Inc.  and  the  American
                                 Investors Family of Funds.


      The Executive Committee of the Trustees acts on behalf of the Trustees between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Trustees.

                               Compensation Table
                               ------------------

                                                                             Pension or
                                                   Aggregate              Retirement Benefits        Total Compensation
                                                  Compensation             Accrued as part of           from Fund and
    Position with Registrant                       from Fund (1)             Fund Expenses           Fund Complex (1)(2)
    ------------------------                       -------------             -------------           -------------------

William C. Morris, Trustee and Chairman                  N/A                       N/A                          N/A
Brian T. Zino, Trustee and President                     N/A                       N/A                          N/A
Ronald T. Schroeder                                      N/A                       N/A                          N/A
Fred E. Brown, Trustee**                                 N/A                       N/A                          N/A
John R. Galvin, Trustee                               $2,625.35                    N/A                      $65,000.00
Alice S. Ilchman, Trustee                              2,661.06                    N/A                       66,000.00
Frank A. McPherson, Trustee                            2,625.35                    N/A                       65,000.00
John E. Merow, Trustee                                 2,661.06(d)                 N/A                       66,000.00(d)
Betsy S. Michel, Trustee                               2,661.06                    N/A                       66,000.00
James C. Pitney, Trustee                               2,625.35                    N/A                       65,000.00
James Q. Riordan, Trustee                              2,661.06                    N/A                       66,000.00
Robert L. Schafer, Trustee                             2,661.06                    N/A                       66,000.00
James N. Whitson, Trustee                              2,661.06(d)                 N/A                       66,000.00(d)



---------------------
(1) Based on remuneration received by the Trustees of the Fund for the year ended December 31, 1996.

(2) As defined in each Series' Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**  Retired March 20, 1997.

(d)  Deferred.



      The Fund has a compensation arrangement under which outside Trustees may elect to defer receiving their fees. Under this arrangement, interest would be accrued on the deferred balances. The actual cost of such interest is included in the Trustee's fees and expenses, and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. As of December 31, 1996, the total amounts of deferred compensation (including interest) payable in respect of the Fund to Messrs. Merow and Whitson were $34,201 and $10,617, respectively. After January 1, 1997, Mr. Merow no longer defers current compensation. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $24,517 as of December 31, 1996. The Fund has applied for, and expects to receive, exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

      Trustees and officers of the Fund are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group. Trustees and officers of the Fund as a group owned less than 1% of both the U.S. Government Securities Series' and the High-Yield Bond Series' Class A capital stock as of March 31, 1997. As of that date, no Trustees or officers owned shares of either Series' Class B or Class D capital stock.

      As of March 31, 1997, 10,205,923 Class A shares of the High-Yield Bond Series, which equaled 15.57% of the High-Yield Bond Series' Class A capital stock then outstanding, 10,576,294 Class B shares of the High-Yield Bond Series, which equaled 32.05% of the High-Yield Bond Series' Class B capital stock then outstanding and 18,378,678 Class D shares of the High-Yield Bond Series, which equaled 40.13% of the High-Yield Bond Series' Class D capital stock then outstanding, were owned of record by MLPF&S For the Sole Benefit of Its Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.


                             MANAGEMENT AND EXPENSES

      Under each Series' Management Agreement, dated December 29, 1988 for the U.S. Government Securities Series and December 29, 1988, as amended January 1, 1996, for the High-Yield Bond Series, subject to the control of the Trustees, J. & W. Seligman & Co. Incorporated (the "Manager") manages the investment of the assets of each Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers the business and other affairs of each Series. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees of the Fund who are employees or consultants of the Manager and the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


      The Manager is entitled to receive a management fee from each Series for its services to such Series, calculated daily and payable monthly. For the U.S. Government Securities Series, the fee is equal to .50% of the average daily net assets of the Series on an annual basis. Effective January 1, 1996, the management fee for the High-Yield Bond Series is equal to .65% of the Series' average daily net assets on the first $1 billion of net assets and .55% of the Series' average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Series for each of the years 1996, 1995 and 1994 equaled .50% of the average daily net assets of such Series, or $290,879, $301,343 and $338,362, respectively. The management fees paid by the High-Yield Bond Series for 1996, 1995 and 1994 equaled .65%, .50% and .50%, respectively, of the average daily net assets of such Series or $3,107,117, $723,340 and $329,652, respectively.

      The Fund pays all its expenses other than those assumed by the Manager including brokerage commissions, administration, shareholder services and distribution fees, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials and prospectuses to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees payable under the Administration, Shareholder Services and Distribution Plan described below, fees and expenses of Trustees of the Fund not employed by (or serving as a Trustee of) the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Series in a manner determined by the Trustees to be fair and equitable.


      Each Series' Management Agreement was initially approved by the Board of Trustees on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement of the High-Yield Bond Series, to increase the fee rate payable to the Manager by the Series, were approved by the Board of

Trustees on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreements will continue until December 31 of each year (1) if such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Trustees or of the outstanding voting securities of each Series and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager shall not have notified a Series at least 60 days prior to December 31 of any year that it does not desire such continuance. Each Management Agreement may be terminated by the appropriate Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

      The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See the Appendix for further history of the Manager.

         Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst,
(v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

         The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

         Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

      Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan for each Class (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

      The Plan was originally approved with respect to each Series on April 8, 1986 by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees") and by the shareholders of each Series at a meeting of shareholders on April 10, 1986. The Plan was approved in respect of the Class D shares of both Series on July 15, 1993 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class D shares of both Series on September 21, 1993. The Plan was approved in respect of the Class B shares of the High-Yield Bond Series on March 21, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Bond Series on April 22, 1996. The Plan was approved in respect of the Class B shares of the U.S. Government Securities Series on September 19, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the U.S. Government Securities Series on

January 1, 1997. The Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each Series' Prospectus) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.


      For the year ended December 31, 1996, Seligman Financial Services, Inc., ("SFSI") received payments under the Plan in respect of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series of $107,621 and $664,216, or 0.22% and 0.24% per annum, respectively, of the average daily net assets of each Series' Class A shares. This amount was used primarily to pay Service Organizations on a continuing basis for providing personal services and/or maintenance of shareholder accounts. For the period ended December 31, 1996, fees incurred by the High-Yield Bond Series in respect of the Series' Class B shares amounted to $380,684, or 1.00% per annum of the average daily net assets of the Series' Class B shares. Of this amount, 0.725% per annum was paid directly to FEP Capital, L.P. ("FEP") to compensate it for having funded, at the time of sale (i) the 4% commission paid to selling brokers and (ii) a payment of 0.25% of sales to SFSI; 0.025% per annum was paid to SFSI; and the remaining 0.25% per annum was paid to SFSI which, in turn, made an equal payment to Service Organizations for providing personal services and/or maintenance of shareholder accounts. For the year ended December 31, 1996, fees incurred in respect of Class D shares of the U.S. Government Series and the High-Yield Bond Series amounted to $85,723 and $1,633,741, respectively, or 1.00% per annum of the average daily net assets of each Series' Class D shares. This amount was paid to SFSI and, in the first twelve months after a sale, reimbursed it primarily for the 1% payment made to dealers at the time of sale and for certain other direct distribution costs. After the first twelve months, fees paid to SFSI are used to pay a continuing fee to Service Organizations.


      The Plans require that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) for each Series under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.

                             PORTFOLIO TRANSACTIONS


      No brokerage commissions were paid by the Fund during 1996, 1995 and 1994. When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


                     PURCHASE AND REDEMPTION OF FUND SHARES


      Each Series offers three classes of shares. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within 6 years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares" and "Redemption of Shares" as applicable, in each Series' Prospectus.

SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class B and Class D shares are sold at net asset value.* Using the net asset value at December 31, 1996 for each class of the Series, the maximum offering price of each Series' shares (except Class B shares of the U.S. Government Securities Series, which did not commence operations until January 1, 1997) is as follows:


                        U.S. GOVERNMENT SECURITIES SERIES


     CLASS A

     Net asset value per share...................................  $6.71
                                                                  ------

     Maximum sales load (4.75% of offering price)................   0.33
                                                                  ------

     Maximum offering price per share............................ $ 7.04
                                                                  ======

     CLASS D

     Net asset value and maximum offering price per share*....... $ 6.73
                                                                  ======

                             HIGH-YIELD BOND SERIES

     CLASS A

     Net asset value per share................................... $7.25
                                                                  -----

     Maximum sales load (4.75% of offering price)................  0.36
                                                                  -----

     Maximum offering price per share............................ $ 7.61
                                                                  ======

     CLASS B AND CLASS D

     Net asset value and maximum offering price per share*....... $ 7.26
                                                                  ======


----------
* Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption of Shares" in each Series' Prospectus.


CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series or in any combination of shares of the other Seligman Mutual Funds which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in each Series' Prospectus.


     THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in each Series' Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load at the time of purchase, will be taken into account in orders placed through a dealer, however, only if SFSI is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

     A LETTER OF INTENT allows an investor to purchase Class A shares of a Series' shares over a 13-month period at reduced initial sales loads in accordance with the sales load schedule in each Series' Prospectus, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions -- Letter of Intent" accompanying the Account Application.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in each Series' Prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.


PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares of a Series by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, tax-exempt organizations under Section 501
(c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales loads in each Series' Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI. The term "eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for shares of a Series sold at the applicable public offering price (net asset value plus any applicable sales load) although the Fund does not presently intend to accept securities in payment for Series shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security of a Series, or (2) if the Manager determines that the offered securities are a suitable investment for a Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares of a Series with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares of the Series at any time without notice. The
Fund will not accept restricted securities in payment for Series shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value which is readily ascertainable (See "Valuation").

FURTHER TYPES OF REDUCTIONS. Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies similar to the Fund who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman
Group, the Manager, and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.


    Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

MORE ABOUT REDEMPTIONS. The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Series' Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES


SFSI, an affiliate of the Manager, acts as a general distributor of the shares of the Fund and of the other Seligman Mutual Funds. The Fund and SFSI are parties to a Distributing Agreement dated January 1, 1993. As general distributor of the Fund's shares of beneficial interest, SFSI allows commissions to dealers as indicated in each Series' Prospectus. SFSI receives the balance of sales loads and any CDSL, if applicable, paid by investors. The following table sets forth the concessions received by SFSI, dealer commissions, and CDSL retained for each Series for 1996, 1995 and 1994.




Series                         SFSI Concessions                    Dealer Commissions                     CDSL Retained
------                         ----------------                    ------------------                     -------------

                          1996       1995       1994         1996          1995         1994        1996       1995       1994
                          ----       ----       ----         ----          ----         ----        ----       ----       ----
U.S. Government
  Securities Series      $  9,862   $ 11,889    $ 8,580    $    77,484   $   87,970    $  61,645   $  3,630    $ 2,634    $8,280

High-Yield
  Bond Series             709,561    459,779     45,213      5,466,375    3,554,416      353,427     88,949     33,929     8,610

         SFSI has assigned its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also assigned its rights to substantially all of the distribution fees with respect of Class B shares received by it pursuant to the Plans (other than the portion of such fees used to make ongoing shareholder servicing payments to Service Organizations as described in the Prospectus) to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the assignment of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amounts of such payments from FEP and the Class B distribution fees retained by SFSI for the period ended December 31, 1996 was $368,282 for the High-Yield Bond Series. No Class B shares of the U.S. Government Securities Series were outstanding during this period.

    Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Series shares, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996 and for the period ended December 31, 1995, SSI received commissions from sales of Series shares and distribution and service fees pursuant to the Plan as follows:


                                                   1996                                      1995
                                                   ----                                      ----
                                                          Distribution and                         Distribution and
                                      Commissions           Service Fees        Commissions        Service Fees
                                      -----------           ------------        -----------        ------------
         U.S. Government
           Securities Series              $ 3,172               $ 12,113              $ 8,380         $ 2,952

         High-Yield
           Bond Series                     29,500                 20,797                7,087          19,702




                                    VALUATION

    Net asset value per share of each class of a Series is determined as of the close of trading on the NYSE, (normally, 4:00 p.m. Eastern time), each day that the NYSE is open. The NYSE is currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee with respect to such shares.

    Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Fund's Trustees. This value generally is determined as the amount which a Series could reasonably expect to receive from an orderly disposition of these securities over a reasonable period of time. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by a Series will be subtracted from net asset value.

                                   PERFORMANCE


    The annualized yield for the 30-day period ended December 31, 1996 for the Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 5.44% and 8.99%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on December 31, 1996, which was the last day of this period. The average number of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 7,016,990 and 53,834,269, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. The annualized yield for the 30-day period ended December 31, 1996 for the Class B shares of the High-Yield Bond Series was 8.63%. The annualized yield was computed by dividing the Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1996, which was the last day of the period. The average number of Class B shares of the High-Yield Bond Series was 18,114,394, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. The annualized yield for the 30-day period ended December 31, 1996 for the Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 5.00% and 8.68%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1996, which was the last day of this period. The average number of Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 1,396,375 and 35,058,759, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each Series' Prospectus.

    The average annual total returns for the Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series for the one-year, five-year and ten-year periods ended on December 31, 1996 were (5.07)%, 4.17% and 5.46%; and 9.32%, 13.74% and 10.65%, respectively. These returns were computed by subtracting the maximum sales load of 4.75% of public offering price and assuming that all of the dividends and distributions by the Series over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). The total return for the Class B shares of the High-Yield Bond Series for the period April 22, 1996 (commencement of operations) to December 31, 1996 was 4.11%. This return was computed assuming that all of the dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period the entire amount was redeemed, subtracting the 5% CDSL. The average annual total returns for the Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series for the one-year period and since inception through December 31, 1996 were (1.86)% and 2.79%; and 13.10% and 11.36%, respectively. These amounts were computed assuming that all of the dividends and distributions paid by each Series' Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable. Performance information is not provided for Class B shares of the U.S. Government Securities Series because no Class B shares of that Series were outstanding during the quoted periods.

    Table A below illustrates the total return (income and capital) on Class A shares of each Series of the Fund with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class A shares of the U.S. Government Securities Series, assuming payment of the 4.75% sales load, made on January 1, 1987 had a value of $1,702 on December 31, 1996, resulting in an aggregate total return of 70.20%; and a $1,000 investment in Class A shares of the High-Yield Bond Series, assuming payment of the 4.75% sales load, made on January 1, 1987 had a value of $2,751 on December 31, 1996, resulting in an aggregate total return of 175.05%. Table B illustrates the total return (income and capital) on Class B shares of the High-Yield Bond Series with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class B shares of the High-Yield Bond Series, made on April 22, 1996 (commencement of offering of Class B shares) had a value of $1,041 on December 31, 1996, after payment of the 5% CDSL, resulting in an aggregate total return of 4.11%. There were no Class B shares of the U.S. Government Securities Series outstanding during this period. Table C illustrates the total return (income and capital) on Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class D shares of the U.S. Government Securities Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,095 on December 31, 1996, resulting in an aggregate total return of 9.45% and a $1,000 investment in Class D shares of the High-Yield Bond Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,423 on December 31, 1996, resulting in an aggregate total return of 42.32%. The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.



                            TABLE A - CLASS A SHARES

                                                Value of
YEAR                        VALUE OF          CAPITAL GAIN        VALUE OF                          TOTAL
ENDED                  INITIAL INVESTMENT (2) DISTRIBUTIONS       DIVIDENDS     TOTAL VALUE (2)     RETURN (3)
----------             ---------------------- -------------       ---------     ---------------     ----------
U.S. Government
Securities Series
-----------------
12/31/87                        $831               $21               $ 73           $   925
12/31/88                         826                20                152               998
12/31/89                         823                20                247             1,090
12/31/90                         804                20                335             1,159
12/31/91                         853                21                448             1,322
12/31/92                         840                21                538             1,399
12/31/93                         838                21                644             1,503
12/31/94                         756                19                670             1,445
12/31/95                         835                21                851             1,707
12/31/96                         784                19                899             1,702           70.20%

                                                VALUE OF
YEAR                        VALUE OF          CAPITAL GAIN        VALUE OF                          TOTAL
ENDED                  INITIAL INVESTMENT (2) DISTRIBUTIONS       DIVIDENDS     TOTAL VALUE (2)     RETURN (3)
----------             ---------------------- -------------       ---------     ---------------     ----------
High-Yield
Bond Series
-----------
12/31/87                        $861               $16             $  105            $  982
12/31/88                         854                16                223             1,093
12/31/89                         778                15                342             1,135
12/31/90                         634                12                407             1,053
12/31/91                         725                14                637             1,376
12/31/92                         781                15                856             1,652
12/31/93                         844                16              1,109             1,969
12/31/94                         772                15              1,197             1,984
12/31/95                         846                16              1,533             2,395
12/31/96                         882                17              1,852             2,751          175.05%

                                              TABLE B - CLASS B SHARES

                                                Value of
PERIOD/YEAR                 VALUE OF          CAPITAL GAIN        VALUE OF                          TOTAL
   ENDED               INITIAL INVESTMENT (2) DISTRIBUTIONS       DIVIDENDS     TOTAL VALUE (2)     RETURN (3)
-------------          ---------------------- -------------       ---------     ---------------     ----------
High-Yield
Bond Series
12/31/96(1)                   $  978              $ --              $  63          $ 1,041             4.11%

                            TABLE C - CLASS D SHARES

                                                VALUE OF
PERIOD/YEAR                 VALUE OF          CAPITAL GAIN        VALUE OF                          TOTAL
   ENDED               INITIAL INVESTMENT (2) DISTRIBUTIONS       DIVIDENDS     TOTAL VALUE (2)     RETURN (3)
-------------          ---------------------- -------------       ---------     ---------------     ----------
U.S. Government
Securities Series
-----------------
12/31/93(1)                   $  982              $ --               $ 12          $    994
12/31/94                         884                --                 59               943
12/31/95                         977                --                128             1,105
12/31/96                         919                --                176             1,095            9.45%

High-Yield
Bond Series
12/31/93(1)                  $ 1,030              $ --               $ 15           $ 1,045
12/31/94                         942                --                100             1,042
12/31/95                       1,033                --                214             1,247
12/31/96                       1,077                --                346             1,423           42.32%

(1) For the ten years ended December 31, 1996 for Class A shares; from commencement of offering of Class B shares on April 22, 1996; from commencement of offering of Class D shares on September 21, 1993.


(2) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value" reflects the effect of the CDSL, if applicable, assumes investment of all dividends and capital gain distributions and reflects changes in the net asset value.


(3) "Total Return" for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load on Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B or Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


   No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

   Each of the Series may also include its aggregate total return over a specified period in advertisements or in information furnished to present or prospective shareholders.

                               GENERAL INFORMATION

INFORMATION ABOUT BUSINESS TRUSTS. As indicated in each Series' Prospectus, the Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Fund's Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Fund into any number of other Series without further action by shareholders. The 1940 Act requires that where more than one Series exists, each Series must be preferred over all other Series in respect of assets specifically allocated to such Series.

   As a general matter, the Fund will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Fund or any Series to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new Series, abolishing Series when there are no units thereof outstanding, changing the name of the Fund or the name of any Series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code of 1986, as amended, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (f) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Fund, any registration of the Fund with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

   The shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

   Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of such Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

   The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Series' assets for any shareholder held personally liable for obligations of such Series.

CUSTODIAN. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset values for the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                              FINANCIAL STATEMENTS


   The Annual Report to shareholders for the year ended December 31, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains schedules of the investments of each of the Fund's Series as of December 31, 1996 as well as certain other financial information as of the applicable date. These Reports will be furnished, without charge, to investors who request copies of this Statement of Additional Information.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

         Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o     Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o     Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o     Establishes Investment Advisory Service.

 ...1940s

o     Helps shape the Investment Company Act of 1940.
o     Leads in the  purchase and  subsequent  sale to the public of Newport News
      Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o     Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989


o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.


 ...1990s


o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.
o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

==============================================================================
SELIGMAN HIGH INCOME FUND SERIES
------------------------------------------------------------------------------

SELIGMAN U.S. GOVERNMENT
SECURITIES SERIES

A mutual fund that seeks to produce high current income by investing primarily in debt obligations issued or guaranteed by the US Government or its agencies and backed by the full faith and credit of the US Government.


SELIGMAN HIGH-YIELD
BOND SERIES

A mutual fund that seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

HIGHLIGHTS OF 1996
------------------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT
                                              SECURITIES SERIES                    HIGH-YIELD BOND SERIES
                                            ---------------------              ------------------------------
                                          CLASS A            CLASS D         CLASS A       CLASS B       CLASS D
------------------------------------------------------------------------------------------------------------------
Net Assets (millions)............           $46.9               $9.3          $408.3        $148.0        $265.5
------------------------------------------------------------------------------------------------------------------
Yield*...........................           5.44%              5.00%           8.99%         8.63%         8.68%
------------------------------------------------------------------------------------------------------------------
Dividends**......................         $0.4096            $0.3570         $0.6947       $0.4472       $0.6404
------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share........           $6.71              $6.73           $7.25         $7.26         $7.26
------------------------------------------------------------------------------------------------------------------
Maximum Offering
 Price per Share.................           $7.04              $6.73           $7.61         $7.26         $7.26
------------------------------------------------------------------------------------------------------------------
Holdings by Market Sector........   US Treasury Securities     64.5%        Corporate Bonds                95.1%
                                    USGovernment                            Convertible Bonds               0.5
                                      Agency Securities         31.2        Net Cash & Short-
                                    Net Cash & Short-                         Term Holdings                 4.4
                                      Term Holdings             4.3
------------------------------------------------------------------------------------------------------------------
Weighted Average
   Maturity .....................                 16.8 years                              8.8 years
------------------------------------------------------------------------------------------------------------------

 * Current yield representing the annualized yield for the 30-day period ended December 31, 1996. See pages 5 and 9 for investment results.
** Represents per share amount paid or declared  for the year ended
   December 31, 1996 (from April 22, 1996, for Class B shares of the High-Yield Bond Series).

Note: The yield has been computed in accordance with SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

=============================================================================
TO THE SHAREHOLDERS
-----------------------------------------------------------------------------

Seligman High-Yield Bond Series and Seligman U.S. Government Securities Series had contrasting results in 1996. Seligman High-Yield Bond Series had an outstanding year, while Seligman U.S. Government Securities Series had a difficult year. The Series' investment results begin on page 4.

   The assets of Seligman High-Yield Bond Series grew significantly in 1996. The Series posted exceptional performance due to the strength of the overall high-yield market and the bond selection discipline followed by the Series' investment team. The optimism in the high-yield market was fueled by the resiliency of high-yield bonds in the higher interest rate environment. Record inflows into high-yield mutual funds, very low default rates, and an abundance of new issue offerings also supported the high-yield marketplace and the Series.

   On the other hand, the U.S. Government Securities Series had a difficult year. Due to its exposure to long-term bonds, the Series was particularly vulnerable to the increases in long-term interest rates and the accompanying decline of bond prices seen in the year. In the first two quarters of 1996, the bond market was hindered by persistent concerns that the economy's unexpected vigor would produce higher levels of inflation and an increase in interest rates. However, the market improved somewhat in the last two quarters of the year, as the prevalence of low inflation and moderate economic growth quelled fears of future increases in interest rates. The yield on the benchmark 30-year Treasury bond reflected the changing perceptions of inflationary pressure, rising from 5.95% on December 31, 1995, to 6.87% on June 30, 1996, and ending the year slightly lower at 6.64%.

   Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. The environment for the US high-yield and fixed-income markets remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be short-term volatility, we remain positive about the long-term outlook.

   On a final note, the volatility witnessed in the financial markets in 1996 is not unusual in the challenging world of investing. Because it is time, not timing, that counts, we believe the best strategy is one of long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, and can provide the insight and support needed to weather the day-to-day uncertainty that accompanies investing.

   Discussions with your Portfolio Managers and each Series' portfolio of investments follow this letter.

   We thank you for your continued interest in Seligman High Income Fund Series and look forward to serving your investment needs in the many years to come.

By order of the Trustees,


[GRAPHIC OMITTED]
William C. Morris
Chairman

                           [GRAPHIC OMITTED]
                           Brian T. Zino
                           President

January 31, 1997

============================================================================
ANNUAL PERFORMANCE OVERVIEW -- Seligman U.S. Government Securities Series
----------------------------------------------------------------------------

[GRAPHIC OMITTED]
Seligman Taxable Fixed Income Team: (from left)
Nicholas Walsh, James Auchterlonie, (seated)
Leonard J. Lovito (Portfolio Manager), Susan Egan

YOUR PORTFOLIO MANAGER

Leonard J. Lovito is a Vice President of J. & W. Seligman & Co. Incorporated, and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series. Mr. Lovito also serves as Vice President and Portfolio Manager of Seligman Cash Management Fund, and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Bond and Seligman Cash Management Portfolios. Mr. Lovito joined Seligman in 1984 as a fixed-income analyst and has more than 13 years of fixed-income trading and portfolio management experience. Mr. Lovito is supported by a team of seasoned research professionals which assists him in selecting investments in accordance with your Series' objectives.

How did U.S. Government Securities Series perform in the last 12 months?

"In 1996, the U.S. Government Securities Series underperformed its peers for the first time in three years, due to the higher interest rate environment. The Series' total return of -0.29% based on the net asset value of Class A shares lagged both the 2.77% total return of the Lehman Brothers Government Bond Index and the 2.01% total return of the Lipper US Government Fund Index."

How did the economy affect the performance of the Series?

"It was a year of mixed economic signals for the bond market. The expectations for slow growth, which predominated in January of 1996, changed abruptly in early March, resulting in a market decline. The steps the Federal Reserve Board might take to contain growth were similarly difficult to predict in the year. After acting in February to maintain slow growth by reducing the fed funds rate, the Fed refrained from further action despite market fears of inflation. As a result, yields in the bond market increased, and prices fell, through the first half of 1996, and then fluctuated through the remainder of the year. The yield on a 30-year Treasury bond, which is a good indicator of the overall market, rose from a low of 5.95% in January to a high of 7.20% in July, to end the year at 6.64%. The long-term bond market endured similar swings, and the Series, which invests primarily in long-term bonds, saw the value of its holdings decline."

What was your investment strategy?

"As interest rates increased during the second and third quarters of 1996, we took two significant steps to protect the Series' portfolio. First, the average maturity of the portfolio was reduced. The portfolio's exposure to more intermediate-term issues was increased, as these are less sensitive to changes in interest rates and have better performance when interest rates rise. Second, additional mortgage-backed securities were purchased, as they have higher yields and have historically outperformed Treasury securities in a rising interest rate environment.

"During the fourth quarter, the economy showed signs of slowing, which helped bond prices recover through October and November. The portfolio's maturity was increased to take advantage of the rising bond prices, and the prices of the Series' holdings appreciated. In December, however, news of renewed strength in the economy once again drove bond yields higher, negatively affecting the value of the Series' portfolio."

What is the outlook?

"As we enter 1997, most market analysts expect moderate economic growth and continued low levels of inflation. The Series will enter the new year with an average maturity that is in line with its peers, and the portfolio will be better positioned to respond to any change in economic fundamentals. Given signs of slower economic growth, the portfolio's average maturity will be lengthened. If there are signs of stronger-than-expected economic growth, the portfolio's interest rate risk will be reduced by investing in securities with shorter maturities."

==============================================================================
PERFORMANCE COMPARISON CHART                                 December 31, 1996
------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman
U.S. Government Securities Series Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 investment made in the Lehman Brothers Government Bond Index (Lehman Bond Index), and the Lipper General US Government Fund Index (Lipper Index) for the same period. The performance of Seligman
U.S. Government Securities Series Class D shares is not shown in this chart, but is included in the table on page 5. It is important to keep in mind that the Lehman Bond Index excludes the effect of fees or sales charges and the Lipper Index excludes the effect of sales charges.

                with           without                    Lehman Government
DATE        sales charge    sales charge    Lipper Index     Bond Index

12/31/86      $9,521.03      $10,000.00      $10,000.00      $10,000.00
3/31/87       $9,491.55       $9,969.03      $10,123.00      $10,118.00
6/30/87       $8,996.04       $9,448.59       $9,870.94       $9,940.94
9/30/87       $8,563.55       $8,994.34       $9,534.34       $9,673.52
12/31/87      $9,250.76       $9,716.11      $10,050.15      $10,220.08
3/31/88       $9,644.25      $10,129.40      $10,386.83      $10,557.34
6/30/88       $9,738.01      $10,227.87      $10,485.50      $10,656.58
9/30/88       $9,886.01      $10,383.32      $10,657.46      $10,836.68
12/31/88      $9,976.25      $10,478.11      $10,720.34      $10,938.54
3/31/89       $9,988.84      $10,491.32      $10,805.03      $11,054.49
6/30/89      $10,519.50      $11,048.67      $11,571.11      $11,943.27
9/30/89      $10,585.79      $11,118.30      $11,646.32      $12,042.40
12/31/89     $10,899.38      $11,447.68      $12,051.61      $12,495.19
3/31/90      $10,632.19      $11,167.04      $11,899.76      $12,340.25
6/30/90      $10,937.44      $11,487.64      $12,276.99      $12,772.16
9/30/90      $11,000.00      $11,553.35      $12,348.19      $12,878.17
12/31/90     $11,594.13      $12,177.37      $13,017.46      $13,585.18
3/31/91      $11,779.08      $12,371.62      $13,298.64      $13,879.98
6/30/91      $11,948.74      $12,549.82      $13,442.27      $14,067.36
9/30/91      $12,602.76      $13,236.73      $14,209.82      $14,869.20
12/31/91     $13,222.70      $13,887.86      $14,921.73      $15,666.19
3/31/92      $12,940.97      $13,591.97      $14,656.13      $15,392.03
6/30/92      $13,442.48      $14,118.71      $15,194.01      $16,001.56
9/30/92      $13,991.72      $14,695.58      $15,789.61      $16,792.03
12/31/92     $13,987.27      $14,690.90      $15,833.82      $16,798.75
3/31/93      $14,390.11      $15,114.00      $16,394.34      $17,558.05
6/30/93      $14,725.63      $15,466.40      $16,809.12      $18,065.48
9/30/93      $15,079.58      $15,838.15      $17,204.13      $18,652.61
12/31/93     $15,030.10      $15,786.18      $17,150.80      $18,589.19
3/31/94      $14,720.65      $15,461.16      $16,615.69      $18,029.65
6/30/94      $14,484.88      $15,213.52      $16,293.35      $17,824.12
9/30/94      $14,522.59      $15,253.13      $16,316.16      $17,898.98
12/31/94     $14,447.07      $15,173.81      $16,339.00      $17,961.62
3/31/95      $14,972.49      $15,725.67      $17,077.52      $18,807.62
6/30/95      $15,924.16      $16,725.21      $18,023.62      $19,973.69
9/30/95      $16,169.75      $16,983.16      $18,339.03      $20,327.22
12/31/95     $17,069.18      $17,927.84      $19,105.60      $21,256.18
3/31/96      $16,474.34      $17,303.08      $18,650.89      $20,775.79
6/30/96      $16,410.20      $17,235.72      $18,665.81      $20,875.51
9/30/96      $16,618.15      $17,454.13      $18,960.73      $21,226.22
12/31/96     $17,018.92      $17,875.06      $19,489.73      $21,846.03

Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original stated cost. Past performance is not indicative of future investment results.

SELIGMAN U.S. GOVERNMENT SECURITIES SERIES*

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS**
For Periods Ended December 31, 1996
                                                                         AVERAGE ANNUAL
                                              -------------------------------------------------------------------
                                                                                                       CLASS D
                                                                                                        SINCE
                                     SIX             ONE             FIVE              10             INCEPTION
                                   MONTHS           YEAR             YEARS            YEARS            9/21/93
                                 ----------        ------           -------          -------        ------------
CLASS A
With Sales Charge                    (1.18)%         (5.07)%           4.17%           5.46%           n/a
Without Sales Charge                  3.71           (0.29)            5.18            5.98            n/a

CLASS D
With 1% CDSL                         2.46            (1.86)             n/a             n/a            n/a
Without CDSL                         3.46            (0.92)             n/a             n/a           2.79%

LEHMAN BOND INDEX***                 3.06             2.77              6.87           8.12           4.98+

LIPPER INDEX***                      2.91             2.01              5.48           6.89           5.41+
NET ASSET VALUE

                             DECEMBER 31, 1996            JUNE 30, 1996                 DECEMBER 31, 1995
                           --------------------          --------------               --------------------
CLASS A                             $6.71                      $6.67                           $7.15
CLASS D                              6.73                       6.68                            7.16
DIVIDEND INFORMATION
For the Year Ended December 31, 1996

                                  CLASS A                    CLASS D
                                 ---------                  ---------
                                  $0.4096                    $0.3570

The performance of Class D shares will be greater than or less than the perfomance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

--------------
   * Although the payment of principal and interest with respect to certain long-term securities held in the U.S. Government Securities Series are guaranteed by the US Government or its agencies, the rate of return will vary and the principal value of an investment in the Series will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales load ("CDSL"), charged only on redemptions made within one year of the date of purchase.
 *** The Lehman Bond Index and the Lipper Index are unmanaged indices that assume investment of dividends. The Lehman Bond Index does not reflect fees or sales charges, and the Lipper Index does not reflect sales charges. Investors may not invest directly in an index.
   + From September 30, 1993.

==============================================================================
ANNUAL PERFORMANCE OVERVIEW -- Seligman High-Yield Bond Series
------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Seligman High-Yield Team: (from left)
Timothy Finn, Brian Hessel, (seated)
Daniel J. Charleston (Portfolio Manager)


YOUR PORTFOLIO MANAGER

Daniel J. Charleston is a Managing Director of J. & W. Seligman & Co. Incorporated and has served as Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Bond Series since January 1990. In addition, Mr. Charleston is Vice President of Seligman Portfolios, Inc. and is Portfolio Manager of its Seligman High-Yield Bond Portfolio. Mr. Charleston joined Seligman in 1987 as a Portfolio Assistant. Mr. Charleston is supported by a team of research professionals which assists him in selecting companies whose bonds have the potential for high yields at acceptable levels of investment risk, consistent with your Series' objective.

How did Seligman High-Yield Bond Series perform in the last 12 months?

"Seligman High-Yield Bond Series had an outstanding year, posting a total return of 14.82% based on the net asset value of Class A shares, and significantly outperforming the 12.66% total return of the Lipper High-Yield Bond Index and the 11.07% total return of the Merrill Lynch High-Yield Master Index."

Which market factors affected the Series' performance in the past 12 months?

"In 1996, high-yield bonds demonstrated tremendous resiliency in a generally rising interest rate environment. One factor that supported performance was the more than $15 billion net inflow into high-yield mutual funds. The near-record levels of new issues offered in 1996 and the historically low default rates also contributed to an overall positive market sentiment. Further, high-yield securities continued to deliver outstanding yields versus other taxable fixed-income investments, and grew in acceptance as a viable institutional asset class. The Series' assets increased from $272 million at year-end 1995 to $822 million at year-end 1996."

Which sectors improved the Series' performance in 1996?

"Competitive local exchange carriers (CLECs) produced solid performance in 1996. CLECs provide their customers with an alternative to their local telephone company for local transport of private lines, special access, and interstate transport of switched telecommunications services. Though the sector is at an early stage in its evolution, we believe that as companies build their networks and sign on new customers they stand poised for growth in both revenues and cash flow. Some of the Series' strongest holdings in this sector included Brooks Fiber Properties Inc., NEXTLINK Communications, Inc., and Intermedia Communications of Florida, Inc.

   "In the gaming sector, overall performance was mixed during the year because of concerns of increased capacity and promotional wars. However, there were some standout performers in the Series' portfolio. These included Showboat Marina Casino Partnership, Coast Hotels & Casinos, Inc., and Trump Hotels & Casino Resorts Funding, Inc. Finally, within the utility sector, Midland Cogeneration Venture, L.P. posted improved operating results and delivered high risk-adjusted returns during the year."

Which sector impaired the Series' performance?

"The paging sector experienced a difficult year in the market. The industry continued to be plagued by declining average revenue per unit and unanticipated systems integration problems amongst consolidating companies. The portfolio's holdings in this industry were therefore reduced."

==============================================================================
------------------------------------------------------------------------------
What was your investment strategy?

"Investment strategy focused on investing in B-rated domestic corporate issues and avoiding distressed, defaulted, and foreign dollar-denominated securities. We placed an emphasis on individual company selection and on non-cyclical industries such as cable operators and telecommunications providers. The Series' core positions in cable systems, gaming, and telecommunications were also expanded as portfolio assets increased. In a year where many high-yield fund managers had significant exposure to the more volatile emerging markets, the Series remained a true high-yield fund investing in US corporate issuers."

What is the outlook?

"The outlook for Seligman High-Yield Bond Series continues to be positive. Strong fundamental and technical factors point to another solid year in the high-yield bond market. A stable, growing economy with relatively steady interest rates and strong inflows into high-yield investment vehicles translate to a positive outlook for the high-yield asset class and your Series."

==============================================================================
PERFORMANCE COMPARISON CHART                                 December 31, 1996
------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 investment made in the Lipper High-Yield Bond Index (Lipper High-Yield Index) and the Merrill Lynch High-Yield Master Index (Merrill Master Index) for the same period. The performances of Seligman High-Yield Bond Series Class B and D shares are not shown in this chart, but are included in the table on page 9. It is important to keep in mind that the Lipper High-Yield Index excludes the effect of sales charges and the Merrill Master Index excludes the effect of any fees or sales charges.

                                           Merrill Lynch       Lipper
                with           without       High Yield      High-Yield
DATE        sales charge    sales charge    Master Index        Index

12/31/86      $9,525.55      $10,000.00      $10,000.00      $10,000.00
3/31/87       $9,959.90      $10,455.90      $10,568.00      $10,653.00
6/30/87       $9,701.29      $10,184.50      $10,432.73      $10,542.21
9/30/87       $9,418.62       $9,887.70      $10,350.31      $10,373.53
12/31/87      $9,815.71      $10,304.60      $10,465.20      $10,192.00
3/31/88      $10,285.93      $10,798.20      $11,025.09      $10,810.65
6/30/88      $10,526.47      $11,050.80      $11,327.18      $11,153.35
9/30/88      $10,675.02      $11,206.70      $11,600.16      $11,364.15
12/31/88     $10,932.27      $11,476.70      $11,875.08      $11,576.66
3/31/89      $11,140.06      $11,694.80      $12,123.27      $11,785.04
6/30/89      $11,567.64      $12,143.70      $12,558.50      $12,103.23
9/30/89      $11,572.85      $12,149.20      $12,559.75      $11,863.59
12/31/89     $11,352.11      $11,917.40      $12,377.64      $11,254.99
3/31/90      $10,929.71      $11,474.00      $12,120.18      $10,755.26
6/30/90      $11,305.34      $11,868.40      $12,642.56      $11,238.18
9/30/90      $10,822.30      $11,361.20      $11,875.16      $10,381.83
12/31/90     $10,526.22      $11,050.50      $11,839.53      $10,003.93
3/31/91      $11,812.61      $12,400.90      $13,453.26      $11,575.55
6/30/91      $12,460.80      $13,081.40      $14,281.98      $12,429.82
9/30/91      $13,260.04      $13,920.40      $15,121.76      $13,333.47
12/31/91     $13,757.80      $14,443.00      $15,933.80      $14,028.14
3/31/92      $15,016.62      $15,764.50      $17,136.80      $15,297.69
6/30/92      $15,452.40      $16,221.60      $17,755.44      $15,791.80
9/30/92      $16,298.50      $17,110.10      $18,565.09      $16,415.58
12/31/92     $16,519.60      $17,342.20      $18,828.72      $16,602.72
3/31/93      $17,675.79      $18,556.00      $19,997.98      $17,756.61
6/30/93      $18,421.00      $19,338.30      $20,795.90      $18,608.92
9/30/93      $18,745.62      $19,679.00      $21,324.11      $18,956.91
12/31/93     $19,689.32      $20,669.70      $22,064.06      $19,899.07
3/31/94      $19,570.80      $20,545.40      $21,655.88      $19,688.14
6/30/94      $19,552.19      $20,525.80      $21,404.67      $19,424.32
9/30/94      $19,640.33      $20,618.30      $21,695.77      $19,418.49
12/31/94     $19,843.57      $20,831.70      $21,806.42      $19,166.05
3/31/95      $20,875.77      $21,915.30      $23,121.35      $20,101.35
6/30/95      $22,167.51      $23,271.40      $24,587.24      $21,160.70
9/30/95      $23,191.63      $24,346.50      $25,305.19      $21,890.74
12/31/95     $23,954.15      $25,147.00      $26,145.32      $22,497.11
3/31/96      $24,912.72      $26,153.30      $26,527.04      $23,070.79
6/30/96      $25,466.41      $26,734.50      $26,890.46      $23,442.23
9/30/96      $26,580.75      $27,904.40      $27,939.19      $24,529.95
12/31/96     $27,504.58      $28,874.20      $29,037.20      $25,344.34

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original stated cost. Past performance is not indicative of future investment results.

=============================================================================
SELIGMAN HIGH-YIELD BOND SERIES
-----------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE TOTAL RETURNS* For Periods Ended December 31, 1996
                                                                                 AVERAGE ANNUAL
                                                             -------------------------------------------------------
                                      CLASS B                                                          CLASS D
                                       SINCE                                                            SINCE
                                     INCEPTION       SIX           ONE        FIVE          10        INCEPTION
                                      4/22/96      MONTHS         YEAR        YEARS        YEARS       9/21/93
                                   ------------   ---------      ------      -------      -------   ------------
CLASS A
With Sales Charge                          n/a       2.90%        9.32%        13.74%       10.65%         n/a
Without Sales Charge                       n/a       8.00         14.82        14.86        11.19          n/a
CLASS B
With 5% CDSL                             4.11%       2.74           n/a          n/a          n/a          n/a
Without CDSL                             9.11        7.74           n/a          n/a          n/a          n/a
CLASS D
With 1% CDSL                                n/a      6.74         13.10          n/a          n/a          n/a
Without CDSL                                n/a      7.74         14.10          n/a          n/a       11.36%
LIPPER HIGH-YIELD INDEX**                9.01+       5.32         12.66        12.54         9.74        9.33++
MERRILL MASTER INDEX**                   9.42+       5.23         11.07        12.74        11.24        9.95++

NET ASSET VALUE
                                  DECEMBER 31, 1996         JUNE 30, 1996          DECEMBER 31, 1995
                                --------------------       --------------        --------------------
CLASS A                                  $7.25                   $7.05                    $6.96
CLASS B                                   7.26                    7.05                      n/a
CLASS D                                   7.26                    7.05                     6.96
DIVIDEND INFORMATION
For the Year Ended December 31, 1996

                                       CLASS A                 CLASS B                  CLASS D
                                     ----------             ------------               ---------
                                       $0.6947               $0.4472+++                 $0.6404


The securities in which the Series invests are subject to greater risk of loss of principal and interest than are higher-rated investment grade bonds. Investors should carefully assess the risks associated with an investment in this Series.

The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

--------------
   * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
        The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The Lipper High-Yield Index and the Merrill Master Index are unmanaged indices that assume investment of dividends. The Lipper High-Yield Index does not reflect sales charges, and the Merrill Master Index does not reflect fees or sales charges. Investors may not invest directly in an index.
   + From April 30, 1996.
  ++ From September 30, 1993.
 +++ For the period April 22, 1996, to December 31, 1996.

==============================================================================
SELIGMAN HIGH-YIELD BOND SERIES
------------------------------------------------------------------------------

DIVERSIFICATION OF ASSETS                                                                   PERCENT OF NET ASSETS
December 31, 1996                                                                                 DECEMBER 31,
                                                                                            ---------------------
                                                    ISSUES        COST          VALUE          1996        1995
                                                    ------        ----          -----          ----        ----
Net Cash and Short-Term Holdings                       1      $ 36,522,104   $ 36,522,104      4.4          6.0
                                                     ---      ------------   ------------    -----        -----
Corporate Bonds and
   Convertible Issues:
Aerospace                                              1         6,082,406      6,450,000      0.8           --
Automotive                                            --                --             --       --          0.8
Broadcasting                                           5        42,080,663     43,068,088      5.2          2.9
Cable Systems                                         15       131,230,962    131,071,750     15.9         13.5
Cellular                                               4        33,416,371     33,952,500      4.1          4.4
Chemicals                                              2        16,161,250     16,565,000      2.0          4.2
Computers and Related Services                         2        22,932,713     24,418,750      3.0          1.3
Consumer Products                                      4        32,271,531     33,728,750      4.1          2.3
Containers                                             2        16,961,350     17,387,500      2.1          1.2
Energy                                                 1         6,540,500      7,003,750      0.9          5.1
Environmental Services                                 1         8,603,341      8,956,875      1.1          1.0
Financial Services                                     2         8,652,719      8,864,000      1.1          1.8
Food                                                   3        26,407,169     27,100,625      3.3           --
Funeral                                                1         6,673,287      7,068,750      0.9           --
Gaming/Hotel                                           9       100,951,587    104,137,500     12.7         17.1
Health Care/Medical Products                           4        32,027,903     33,375,000      4.1          4.6
Industrial                                             1         5,042,499      4,696,500      0.6          1.0
Insurance                                             --                --             --       --          1.2
Leisure                                                2        10,561,500     11,026,250      1.3          1.5
Manufacturing                                          3        16,661,531     17,342,500      2.1          2.4
Metals                                                 2        20,401,875     20,725,000      2.5           --
Paging                                                 2        26,645,146     24,718,750      3.0          6.0
Paper and Packaging                                    2        20,221,788     20,857,500      2.5          1.1
Publishing                                             1        12,140,538     12,600,000      1.5           --
Record Storage                                         2        10,772,062     11,410,000      1.4           --
Retailing                                              1         8,616,875      8,797,500      1.1          0.8
Semiconductors                                        --                --             --       --          3.5
Supermarkets                                           3        35,381,851     36,875,000      4.5          2.1
Telecommunications                                    11        83,074,304     88,537,750     10.8          7.0
Theaters                                               1         7,193,540      7,668,750      0.9          3.3
Utilities                                              1        15,696,864     16,875,000      2.1          2.9
Miscellaneous                                         --                --             --       --          1.0
                                                     ---      ------------   ------------    -----        -----
                                                      88       763,404,125    785,279,338     95.6         94.0
                                                     ---      ------------   ------------    -----        -----
Net Assets                                            89      $799,926,229   $821,801,442    100.0        100.0
                                                     ---      ------------   ------------    -----        -----
                                                     ---      ------------   ------------    -----        -----

==============================================================================
PORTFOLIOS OF INVESTMENTS                                   December 31, 1996
-----------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES SERIES
                                                                                      PRINCIPAL AMOUNT
                                                                                         OR WARRANTS           Value
                                                                                        -------------         -------
US TREASURY SECURITIES  64.5%
US Treasury Bonds:
   8 3/4%, due 5/15/2020........  ...................................................   $  7,000,000       $ 8,612,191
   7 7/8%, due 2/15/2021.  ..........................................................      3,000,000         3,390,003
US Treasury Notes:
   8%, due 5/15/2001.................................................................      5,000,000         5,343,755
   7%, due 7/15/2006.................................................................      9,000,000         9,354,384
   6 1/4%, due 10/31/2001...  .......................................................      9,500,000         9,508,911
                                                                                                           -----------
TOTAL US TREASURY SECURITIES (Cost $36,505,781)......................................                       36,209,244
                                                                                                           -----------

US GOVERNMENT AGENCY SECURITIES 31.2% Mortgage-Backed Pass-through Certificates:
Federal National Mortgage Association 7 1/2%, due 10/1/2026........................         7,394,914         7,401,850
Government National Mortgage Association Obligations,
   7 1/2%, with various maturities from 9/15/2021 to 8/15/2024**...................        10,116,809        10,135,778
                                                                                                           -----------
TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $16,927,926)..........................                          17,537,628
                                                                                                           -----------
SHORT-TERM HOLDINGS  3.2% (Cost $1,800,000).......................................                           1,800,000
                                                                                                           -----------
TOTAL INVESTMENTS  98.9% (Cost $55,233,077).......................................                          55,546,872
OTHER ASSETS LESS LIABILITIES  1.1%...............................................                             625,136
                                                                                                           -----------
NET ASSETS  100.0%................................................................                         $56,172,008
                                                                                                           -----------
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND SERIES

CORPORATE BONDS  95.1%

AEROSPACE  0.8%
UNC Inc. 11%, due 6/1/2006...........................................................   $  6,000,000       $ 6,450,000
                                                                                                           -----------
BROADCASTING  4.7%
Allbritton Communications Co.   11 1/2%, due 8/15/2004...............................      5,000,000         5,300,000
Jacor Communications Co.   9 3/4%, due 12/15/2006....................................      2,970,000         3,047,963
Paxson Communications Corp.   11 5/8%, due 10/1/2002.................................     14,000,000        14,700,000
SFX Broadcasting, Inc.   10 3/4%, due 5/15/2006......................................     15,000,000        15,937,500
                                                                                                           -----------
                                                                                                            38,985,463
                                                                                                           -----------
CABLE SYSTEMS  15.9%
American Telecasting, Inc. 0%  ( 14 1/2%+), due 8/15/2005............................     10,000,000         3,650,000
American Telecasting, Inc. (Warrants expiring 8/15/2000)..........................             5,000 wts.       50,000
Cablevision Systems Corp.   10 1/2%, due 5/15/2016...................................    $16,500,000        17,160,000
Charter Communications Southeast L.P.   11 1/4%, due 3/15/2006.......................     12,000,000        12,600,000
Charter Communications Southeast Holdings L.P.  0% (14%+), due 3/15/2007..........        15,000,000         8,925,000
Comcast Corp.   10 5/8%, due 7/15/2012...............................................     15,000,000        16,725,000
Comcast U.K. Cable Partners Ltd. 0% (11.20%+), due 11/15/2007.....................        10,000,000         7,175,000
Heartland Wireless Communications, Inc. 14%, due 10/15/2004*......................         8,600,000         8,965,500
Intermedia Capital Partners IV, L.P.   11 1/4%, due 8/1/2006.........................     15,000,000        15,712,500
International CableTel, Inc. 0%   (11 1/2%+), due 2/1/2006...........................     10,000,000         6,850,000

-----------------------
See footnoes on page 14.

=============================================================================
PORTFOLIOS OF INVESTMENTS (continued)                       December 31, 1996
-----------------------------------------------------------------------------

HIGH-YIELD BOND SERIES (continued)
                                                                                      PRINCIPAL AMOUNT
                                                                                         OR WARRANTS           Value
                                                                                        -------------         -------
CABLE SYSTEMS  (continued)
People's Choice TV Corp. 0%   (13 1/8%+), due 6/1/2004...............................   $ 10,000,000       $ 4,300,000
Rogers Cablesystems Inc. 11%, due 12/1/2015.......................................        10,000,000        10,775,000
Rogers Communications Inc.   10 7/8%, due 4/15/2004..................................      7,500,000         7,931,250
Wireless One Inc. 13%, due 10/15/2003.............................................        10,500,000        10,237,500
Wireless One Inc. (Warrants expiring 10/15/2000)                                              15,000 wts.       15,000
                                                                                                           -----------
                                                                                                           131,071,750

CELLULAR  4.1%
Centennial Cellular Corp.   10 1/8%, due 5/15/2005...................................  $   7,500,000         7,575,000
Commnet Cellular Corp.   11 1/4%, due 7/1/2005.......................................      6,500,000         6,922,500
PriCellular Wireless Corp.   0%(12 1/4%+), due 10/1/2003.............................     10,500,000         9,030,000
PriCellular Wireless Corp.   10 3/4%, due 11/1/2004*                                      10,000,000        10,425,000
                                                                                                           -----------
                                                                                                            33,952,500
                                                                                                           -----------

CHEMICALS  2.0%
NL Industries Inc.   11 3/4%, due 10/15/2003.........................................     10,000,000        10,625,000
Texas Petrochemicals Corp.   11 1/8%, due 7/1/2006                                         5,500,000         5,940,000
                                                                                                           -----------
                                                                                                            16,565,000
                                                                                                           -----------

COMPUTERS AND RELATED SERVICES  3.0%
Unisys Corp. 12%, due 4/15/2003...................................................        12,750,000        13,706,250
Unisys Corp.   11 3/4%, due 10/15/2004                                                    10,000,000        10,712,500
                                                                                                           -----------
                                                                                                            24,418,750
                                                                                                           -----------
CONSUMER PRODUCTS  4.1%
American Pad & Paper Co. 13%, due 11/15/2005......................................         6,500,000         7,670,000
Ryder TRS Inc. 10%, due 12/1/2006*................................................         8,500,000         8,861,250
Spinnaker Industries Inc. 103 1/44%, due 10/15/2006*.................................      7,500,000         7,837,500
William Carter Co.   10 3/4%, due 12/1/2006*                                               9,000,000         9,360,000
                                                                                                           -----------
                                                                                                           33,728,750
                                                                                                           -----------

CONTAINERS  2.1%
Plastic Containers, Inc. 10%, due 12/15/2006*.....................................        10,000,000        10,400,000
Silgan Corp.  11  3/4%, due 6/15/2002                                                      6,500,000         6,987,500
                                                                                                           -----------
                                                                                                            17,387,500
                                                                                                           -----------

ENERGY  0.9%
Abraxas Petroleum Corp.   11 1/2%, due 11/1/2004*                                          6,500,000         7,003,750
                                                                                                           -----------

ENVIRONMENTAL SERVICES  1.1%
Allied Waste North America, Inc.   10 1/4%, due 12/1/2006*                                 8,500,000         8,956,875
                                                                                                           -----------

FINANCIAL SERVICES  1.1 %
Dollar Financial Group, Inc.   10 7/8%, due 11/15/2006*..............................      6,750,000         6,986,250
Veritas Holdings GmbH   9 5/8%, due 12/15/2003*                                            1,850,000         1,877,750
                                                                                                           -----------
                                                                                                             8,864,000
                                                                                                           -----------

FOOD  3.3%
AmeriKing Inc. 10 3/4%, due 12/1/2006  ..............................................      7,500,000         7,800,000
Gorges/Quik-to-Fix Foods, Inc. 11 1/2%, due 12/1/2006*  .............................      8,500,000         8,850,625
International Home Foods, Inc. 10 3/8%, due 11/1/2006*                                    10,000,000        10,450,000
                                                                                                           -----------
                                                                                                            27,100,625
                                                                                                           -----------

-----------------------
See footnoes on page 14.

=============================================================================
PORTFOLIOS OF INVESTMENTS (continued)                       December 31, 1996
-----------------------------------------------------------------------------

HIGH-YIELD BOND SERIES (continued)
                                                                                      PRINCIPAL AMOUNT
                                                                                         OR WARRANTS           Value
                                                                                        -------------         -------
FUNERAL  0.9%
Prime Succession Acquisition Corp.   10 3/4%, due 8/15/2004..........................  $   6,500,000       $ 7,068,750
                                                                                                           -----------
GAMING/HOTEL  12.7%
Alliance Gaming Corp. 12 7/8%, due 6/30/2003  .......................................      6,500,000         6,922,500
Aztar Corp. 13 3/4%, due 10/1/2004  .................................................     15,000,000        16,050,000
Casino America, Inc. 12 1/2%, due 8/1/2003  .........................................      7,500,000         7,153,125
Casino Magic of Louisiana Corp. 13%, due 8/15/2003*...............................         7,500,000         7,443,750
Coast Hotels & Casinos, Inc. 13%, due 12/15/2002.....................................     12,500,000        13,812,500
Showboat, Inc. 13%, due 8/1/2009.....................................................      7,675,000         8,480,875
Showboat Marina Casino Partnership 13 1/4%, due 3/15/2003  ..........................     10,950,000        12,099,750
Trump Atlantic City Funding, Inc. 11 1/4%, due 5/1/2006  ............................     15,000,000        14,925,000
Trump Hotels & Casino Resorts Funding, Inc. 15 1/2%, due 6/15/2005  .................     15,000,000        17,250,000
                                                                                                           -----------
                                                                                                           104,137,500
                                                                                                           -----------

HEALTH CARE/MEDICAL PRODUCTS  4.1%
Dade International Inc. 11 1/8%, due 5/1/2006  ......................................      7,500,000         8,137,500
Graphic Controls  Corp. 12%, due 9/15/2005...........................................      5,000,000         5,562,500
IMED Corp. 9 3/4%, due 12/1/2006*  ..................................................     10,000,000        10,250,000
Paracelsus Healthcare Corp. 10%, due 8/15/2006.......................................     10,000,000         9,425,000
                                                                                                           -----------
                                                                                                            33,375,000
                                                                                                           -----------

INDUSTRIAL  0.6%
IMO Industries Inc. 11 3/4%, due 5/1/2006  ..........................................      5,050,000         4,696,500
                                                                                                           -----------

LEISURE  1.3%
Premier Parks Inc. 12%, due 8/15/2003..............................................        4,000,000         4,380,000
Stuart Entertainment, Inc. 12 1/2%, due 11/15/2004*  ................................      6,500,000         6,646,250
                                                                                                           -----------
                                                                                                            11,026,250
                                                                                                           -----------

MANUFACTURING  2.1%
Blue Bird Body Co. 10 3/4%, due 11/15/2006  .........................................      3,500,000         3,692,500
BPC Holding Corp. 12 1/2%, due 6/15/2006  ...........................................      6,500,000         6,890,000
International Knife &Saw, Inc. 11 3/8%, due 11/15/2006*  ............................      6,500,000         6,760,000
                                                                                                           -----------
                                                                                                            17,342,500
                                                                                                           -----------

METALS  2.5%
Renco Metals, Inc. 11 1/2%, due 7/1/2003  ...........................................     10,000,000        10,525,000
Royal Oak Mines, Inc. 11%, due 8/15/2006.............................................     10,000,000        10,200,000
                                                                                                           -----------
                                                                                                            20,725,000
                                                                                                           -----------

PAGING  3.0%
Mobile Telecommunication Technologies Corp. 13 1/2%, due 12/15/2002  ................     17,500,000        17,631,250
ProNet Inc. 117 1/48%, due 6/15/2005.................................................      7,500,000         7,087,500
                                                                                                           -----------
                                                                                                            24,718,750
                                                                                                           -----------

PAPER AND PACKAGING  2.5%
U.S. Can Corp. 10 1/8%, due 10/15/2006*  ............................................     10,000,000        10,550,000
S.D. Warren Co. 12%, due 12/15/2004..................................................      9,500,000        10,307,500
                                                                                                           -----------
                                                                                                            20,857,500
                                                                                                           -----------

PUBLISHING  1.5%
Petersen Publishing Co., L.L.C. 11 1/8%, due 11/15/2006*                                  12,000,000        12,600,000
                                                                                                           -----------

-----------------------
See footnoes on page 14.

=============================================================================
PORTFOLIOS OF INVESTMENTS (continued)                       December 31, 1996
-----------------------------------------------------------------------------

HIGH-YIELD BOND SERIES (continued)
                                                                                      PRINCIPAL AMOUNT
                                                                                         OR WARRANTS           Value
                                                                                        -------------         -------
RECORD STORAGE  1.4%
Iron Mountain Inc. 10 1/8%, due 10/1/2006  ..........................................    $ 3,500,000      $  3,727,500
Pierce Leahy Corp. 11 1/8%, due 7/15/2006  ..........................................      7,000,000         7,682,500
                                                                                                           -----------
                                                                                                            11,410,000
                                                                                                           -----------

RETAILING  1.1%
Cole National Group, Inc. 9 7/8%, due 12/31/2006*   ................................      8,500,0000         8,797,500
                                                                                                           -----------

SUPERMARKETS  4.5%
Grand Union 12%, due 9/1/2004........................................................     12,500,000        13,312,500
Jitney-Jungle Stores of America, Inc. 12%, due 3/1/2006..............................     12,500,000        13,312,500
Pathmark Stores Inc. 11 5/8%, due 6/15/2002  ........................................     10,000,000        10,250,000
                                                                                                           -----------
                                                                                                            36,875,000
                                                                                                           -----------

TELECOMMUNICATIONS  10.8%
Brooks Fiber Properties, Inc. 0% (10 7/8%+), due 3/1/2006*  .........................      5,000,000         3,362,500
Brooks Fiber Properties, Inc. 0% (11 7/8%+), due 11/1/2006  .........................      5,000,000         3,212,500
Fonorola Inc. 12 1/2%, due 8/15/2002  ...............................................      7,500,000         8,250,000
Intermedia Communications of Florida, Inc. 13 1/2%, due 6/1/2005  ...................      5,000,000         5,737,500
Intermedia Communications of Florida, Inc. 0%(12 1/2%+), due 5/15/2006  .............      5,000,000         3,350,000
Intermedia Communications of Florida, Inc.  (Warrants expiring 6/1/2000)..........             4,000 wts.      160,000
IXC Communications Inc. 12 1/2%, due 10/1/2005  .....................................    $18,500,000        20,442,500
NEXTLINK Communications, Inc. 12 1/2%, due 4/15/2006  ...............................     12,500,000        13,468,750
Omnipoint Corp. 11 5/8%, due 8/15/2006  .............................................     10,000,000        10,450,000
Phonetel Technologies, Inc. 12%, due 12/15/2006......................................      2,600,000         2,704,000
Sprint Spectrum L.P. 11%, due 8/15/2006..............................................     16,000,000        17,400,000
                                                                                                           -----------
                                                                                                            88,537,750
                                                                                                           -----------

THEATERS  0.9%
Plitt Theaters, Inc. 10 7/8%, due 6/15/2004   ......................................       7,500,000         7,668,750
                                                                                                           -----------

UTILITIES  2.1%
Midland Cogeneration Venture, L.P. 11 3/4%, due 7/23/2005   ........................      15,000,000        16,875,000
                                                                                                           -----------
TOTAL CORPORATE BONDS (Cost $759,374,937)..........................................                        781,196,713
                                                                                                           -----------


CONVERTIBLE PREFERRED STOCKS  0.5% (Cost $4,029,188)

BROADCASTING  0.5%
Paxson Communications Corp. 12 1/2%    ..............................................          4,275 shs.    4,082,625
                                                                                                           -----------

SHORT-TERM HOLDINGS  1.9% (Cost $15,900,000) ........................................                       15,900,000
                                                                                                           -----------

TOTAL INVESTMENTS 97.5% (Cost $779,304,125) .........................................                      801,179,338
OTHER ASSETS LESS LIABILITIES  2.5% .................................................                       20,622,104
                                                                                                           -----------
NET ASSETS  100.0% ..................................................................                     $821,801,442
                                                                                                           -----------
                                                                                                           -----------

   * Rule 144A security.
 **Investments in mortgage-backed securities are subject to principal paydowns.
   As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities. + Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

See Notes to Financial Statements.

=============================================================================
STATEMENTS OF ASSETS AND LIABILITIES                        December 31, 1996
-----------------------------------------------------------------------------

                                                                          U.S. GOVERNMENT             HIGH-YIELD
                                                                         SECURITIES SERIES            BOND SERIES
                                                                          ______________             ____________
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings...............................................         $53,746,872               $785,279,338
   Short-term holdings..............................................           1,800,000                 15,900,000
                                                                             -----------               ------------
                                                                              55,546,872                801,179,338
Cash................................................................             164,514                     87,099
Interest receivable.................................................             722,659                 17,460,320
Receivable for Shares of Beneficial Interest sold...................             101,286                 10,725,096
Expenses prepaid to shareholder service agent.......................               9,970                    107,010
Other...............................................................              24,991                     89,386
                                                                             -----------               ------------
Total Assets........................................................          56,570,292                829,648,249
                                                                             -----------               ------------

LIABILITIES:
Payable for Shares of Beneficial Interest repurchased...............             157,573                  2,241,823
Dividends payable...................................................             121,753                  2,896,003
Payable for securities purchased....................................                  --                  1,561,547
Accrued expenses, taxes, and other..................................             118,958                  1,147,434
                                                                             -----------               ------------
Total Liabilities                                                                398,284                  7,846,807
                                                                             -----------               ------------
Net Assets..........................................................         $56,172,008               $821,801,442
                                                                             -----------               ------------
                                                                             -----------               ------------

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized;
   $.001 par value; 8,364,572 and 113,282,926 shares outstanding):
   Class A..........................................................            $ 6,984                    $ 56,292
   Class B..........................................................                  --                     20,394
   Class D..........................................................               1,380                     36,597
Additional paid-in capital..........................................          71,027,763                803,180,157
Accumulated net realized loss.......................................         (15,177,914)               (3,367,211)
Net unrealized appreciation of investments..........................             313,795                 21,875,213
                                                                             -----------               ------------
Net Assets..........................................................         $56,172,008               $821,801,442
                                                                             -----------               ------------
                                                                             -----------               ------------

NET ASSETS:
Class A.............................................................         $46,889,264               $408,303,361
Class B.............................................................                  --               $147,970,334
Class D.............................................................          $9,282,744               $265,527,747
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
Class A.............................................................           6,984,440                 56,292,402
Class B.............................................................                  --                 20,393,887
Class D.............................................................           1,380,132                 36,596,637
NET ASSET VALUE PER SHARE:
Class A.............................................................               $6.71                      $7.25
Class B.............................................................                  --                      $7.26
Class D.............................................................               $6.73                      $7.26

------------------------
See Notes to Financial Statements.

=============================================================================
STATEMENTS OF OPERATIONS                 For the Year Ended December 31, 1996
-----------------------------------------------------------------------------

                                                                                 U.S. GOVERNMENT      HIGH-YIELD
                                                                                SECURITIES SERIES     BOND SERIES
                                                                                -----------------     -----------
INVESTMENT INCOME:
Interest...............................................................             $ 4,185,228        $52,323,055
                                                                                    -----------        -----------
EXPENSES:
Management fees........................................................                 290,879          3,107,117
Distribution and service fees..........................................                 193,344          2,678,641
Shareholder account services...........................................                 110,713            899,087
Registration...........................................................                  36,495            139,693
Shareholder reports and communications.................................                  26,015             41,257
Custody and related services...........................................                  20,721             75,100
Shareholders' meeting..................................................                  19,188             14,096
Trustees' fees and expenses............................................                  14,067             16,070
Auditing and legal fees................................................                  11,424             66,715
Miscellaneous..........................................................                  10,557             19,251
                                                                                    -----------        -----------
Total Expenses.........................................................                 733,403          7,057,027
                                                                                    -----------        -----------
Net Investment Income..................................................               3,451,825         45,266,028
                                                                                    -----------        -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments................................                (531,212)         8,372,099
Net change in unrealized appreciation of investments...................              (3,266,304)        13,819,543
                                                                                    -----------        -----------
Net Gain (Loss) on Investments.........................................              (3,797,516)        22,191,642
                                                                                    -----------        -----------
Increase (Decrease) in Net Assets from Operations......................             $  (345,691)       $67,457,670
                                                                                    -----------        -----------
                                                                                    -----------        -----------

------------------------
See Notes to Financial Statements.

=============================================================================
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                U.S. GOVERNMENT                     HIGH-YIELD BOND
                                                               SECURITIES SERIES                        SERIES
                                                           ----------------------------        -----------------------------
                                                             YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                           ----------------------------        -----------------------------
                                                              1996             1995                1996             1995
                                                           -----------      -----------        ------------     ------------
OPERATIONS:
Net investment income..........................            $ 3,451,825      $ 3,990,174        $ 45,266,028     $ 13,558,330
Net realized gain (loss) on investments........               (531,212)       2,039,308           8,372,099        1,610,990
Net change in unrealized appreciation/
  depreciation of investments..................             (3,266,304)       4,046,357          13,819,543        9,316,772
                                                           -----------      -----------        ------------     ------------
Increase (decrease) in net assets from operations             (345,691)      10,075,839          67,457,670       24,486,092
                                                           -----------      -----------        ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:.........................
  Class A......................................             (2,998,077)      (3,598,301)        (27,035,063)     (10,106,642)
  Class B......................................                     --               --          (3,418,270)              --
  Class D......................................               (453,748)        (391,873)        (14,812,695)      (3,451,688)
                                                           -----------      -----------        ------------     ------------
Decrease in net assets from distributions......             (3,451,825)      (3,990,174)        (45,266,028)     (13,558,330)
                                                           -----------      -----------        ------------     ------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST:*
Net proceeds from sale of shares:
  Class A......................................              5,275,155        3,825,303        236,713,393       105,673,183
  Class B......................................                     --               --        144,036,057                --
  Class D......................................              2,920,596        2,880,957        173,325,163        73,974,274
Net asset value of shares issued in payment
  of dividends:................................
  Class A......................................              1,522,409        1,701,734         13,828,199         4,574,683
  Class B......................................                     --               --          1,378,143                --
  Class D......................................                329,724          277,256          9,145,648         1,987,440
Exchanged from associated Funds:
  Class A......................................              3,303,371        7,127,733         92,654,186        40,995,621
  Class B......................................                     --               --          3,420,798                --
  Class D......................................              3,947,861        3,553,259         32,988,466        17,689,110
                                                           -----------      -----------        ------------     ------------
Total..........................................             17,299,116       19,366,242         707,490,053      244,894,311
                                                           -----------      -----------        ------------     ------------
Cost of shares repurchased:
  Class A......................................             (8,375,696)     (11,627,920)        (50,385,557)     (11,822,223)
  Class B......................................                     --               --          (1,530,923)              --
  Class D......................................             (2,247,483)      (1,974,060)        (20,024,403)      (5,891,925)
Exchanged into associated Funds:
  Class A......................................             (6,587,848)      (6,070,037)        (78,716,704)     (24,535,126)
  Class B......................................                     --               --          (2,104,964)              --
  Class D......................................             (3,360,753)      (3,313,843)        (27,399,898)      (9,572,687)
                                                           -----------      -----------        ------------     ------------
Total..........................................            (20,571,780)     (22,985,860)       (180,162,449)     (51,821,961)
                                                           -----------      -----------        ------------     ------------
Increase (decrease) in net assets from transactions
  in shares of beneficial interest.............             (3,272,664)      (3,619,618)        527,327,604      193,072,350
                                                           -----------      -----------        ------------     ------------
Increase (decrease) in net assets..............             (7,070,180)       2,466,047         549,519,246      204,000,112
NET ASSETS:
Beginning of year..............................             63,242,188       60,776,141        272,282,196       68,282,084
                                                           -----------      -----------        ------------     ------------
End of year....................................            $56,172,008      $63,242,188        $821,801,442     $272,282,196
                                                           -----------      -----------        ------------     ------------
                                                           -----------      -----------        ------------     ------------

* The High-Yield Bond Series began offering Class B shares on April 22, 1996. See Notes to Financial Statements.

=============================================================================
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. Seligman High Income Fund Series (the "Fund") consists of two separate series (collectively, the "Series"): the "U.S. Government Securities Series" which offers two classes of shares -- Class A and Class D shares, and the "High-Yield Bond Series" which offers three classes of shares -- Class A, Class B, and Class D shares. All shares existing prior to September 21, 1993, the commence ment of Class D shares, were classified as Class A shares. The High-Yield Bond Series began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All US Government and Government agency securities, bonds, stocks, and warrants are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, based on valuations provided by an independent pricing service approved by the trustees. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b. There is no provision for federal income or excise tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute sub stantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.
c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Each Series accretes original issue discounts and market discounts on purchases of portfolio securities.
d. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.
e. All income and expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.
f. The treatment for financial statement purposes of distributions made during the year from net

=============================================================================
-----------------------------------------------------------------------------
   investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Series.

3. For the year ended December 31, 1996, the U.S. Government
Securities Series had purchases and sales of US Government obligations of $92,940,428 and $95,414,903, respectively. The
High-Yield Bond Series had purchases and sales of portfolio securities, excluding US Government obligations and short-term investments of $1,055,652,426 and $552,842,346, respectively.
       At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                TOTAL          TOTAL
                             UNREALIZED     UNREALIZED
SERIES                      APPRECIATION   DEPRECIATION
--------------------------------------------------------------
U.S. Government
   Securities           $      763,000     $    449,205
High-Yield Bond             29,618,783        7,743,570

4. At December 31, 1996, the Fund owned short-term investments which matured in less than 7 days.

5. The Man ager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of the U.S. Government Securities Series' average daily net assets, and for the High-Yield Bond Series, the fee is 0.65% of the first $1 billion of the Series' average daily net assets, and 0.55% of the Series' average daily net assets in excess of $1 billion. Prior to January 1, 1996, the management fee rate of the High-Yield Bond Series was 0.50% per annum of the Series' average daily net assets. The management fees reflected in the Statements of Operations represent 0.50% and 0.65% per annum of the average daily net assets of the U.S. Government Securities Series and the High-Yield Bond Series, respectively.
  Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares, received the following concessions after commissions were paid to dealers for sale of Class A shares:

                            DISTRIBUTOR       DEALER
SERIES                      CONCESSIONS     COMMISSIONS
--------------------------------------------------------------
U.S. Government
   Securities               $   9,862       $  77,484
High-Yield Bond               709,561       5,466,375

  The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distri bu tion of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continu ing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organ ization for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1996, such fees paid by the U.S. Government Securities and High-Yield Bond Series aggregated $107,621 and $664,216, or 0.22% and 0.24% per annum, respectively, of average daily net assets of Class A shares.

  Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such

=============================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------------------------
average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

  With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; how-ever, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

  For the year ended December 31, 1996, for the U.S. Government Securities Series Class D shares, fees in-curred under the Plan amounted to $85,723, or 1% per annum of average daily assets, and for the High-Yield Bond Series, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $380,684 and $1,633,741, respectively.

  The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1996, such charges incurred were $3,630 for the U.S. Government Securities Series and $88,949 for the High-Yield Bond Series.

  The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B share distribution fees retained by the Distributor for the year ended December 31, 1996, was $368,282 for the High-Yield Bond Series.

  Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commission from certain sales of shares of each Series, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc., received commissions from sales of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                     DISTRIBUTION  AND
SERIES                 COMMISSIONS     SERVICE FEES
---------------------------------------------------------------
U.S. Government
   Securities           $ 3,172          $12,113
High-Yield Bond          29,500           20,797

  Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts: U.S. Government Securities Series, $110,713, and High-Yield Bond Series, $899,087.

  Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

  Fees of $15,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which 1/2rm is a trustee of the Fund.

  The Fund has a compensation agreement un der which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in trustees' fees and expenses, and the accumulated balances thereof at December 31, 1996, of $41,631 in the U.S. Government Securities Series and $27,704 in the High-Yield Bond Series are included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. In accordance with current federal income tax law, the net realized capital gains and losses of each Series are considered separately for purposes of determining taxable capital gains. At December 31, 1996, net capital loss carryforwards for the U.S. Government Securities Series and the High-Yield Bond Series amounted to $15,037,132 and $3,292,211, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2004 and 2002, respectively.

  Accordingly, no capital gain distributions are expected to be paid to shareholders of the respective Series until net capital gains have been realized in excess of the available capital loss carryforwards.

=============================================================================
-----------------------------------------------------------------------------
7.  Transactions in Shares of Bene1/2cial Interest were as follows:

                                                  U.S. GOVERNMENT                       HIGH-YIELD BOND
                                                 SECURITIES SERIES                          SERIES*
                                               YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                              1996               1995               1996             1995
Sale of shares:
  Class A...............................     781,071            563,170         33,317,666         15,520,966
  Class B...............................          --                 --         20,232,066                 --
  Class D...............................     428,534            420,595         24,388,635         10,865,793
Shares issued in payment of dividends:
  Class A...............................     224,948            250,361          1,948,207            673,431
  Class B...............................          --                 --            192,948                 --
  Class D...............................      48,704             40,634          1,287,945            290,559
Exchanged from associated Funds:
  Class A...............................     487,261          1,037,221         13,049,554          6,014,478
  Class B...............................          --                 --            480,781                 --
  Class D...............................     585,467            519,691          4,652,741          2,589,157
                                          ----------         ----------         ----------         ----------
Total...................................   2,555,985          2,831,672         99,550,543         35,954,384
                                          ----------         ----------         ----------         ----------
Shares repurchased:
  Class A...............................  (1,236,706)        (1,727,109)        (7,112,332)        (1,735,886)
  Class B...............................          --                 --           (214,512)                --
  Class D...............................    (333,282)          (288,754)        (2,819,462)          (859,011)
Exchanged into associated Funds:
  Class A...............................    (972,823)          (883,771)       (11,079,755)        (3,600,993)
  Class B...............................          --                 --           (297,396)                --
  Class D...............................    (491,240)          (485,587)        (3,862,279)        (1,392,998)
                                          ----------         ----------         ----------         ----------
Total...................................  (3,034,051)        (3,385,221)       (25,385,736)        (7,588,888)
                                          ----------         ----------         ----------         ----------
Increase (decrease) in shares...........    (478,066)          (553,549)        74,164,807         28,365,496
                                          ----------         ----------         ----------         ----------
                                          ----------         ----------         ----------         ----------

---------------
* The Series began offering Class B shares on April 22, 1996.

=============================================================================
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The financial highlights for each Series are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investments, assuming they were held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   The total returns based on net asset value measure each Class's performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing shares of any Series. The total returns for periods of less than one year are not annualized.

                                                        U.S. GOVERNMENT SECURITIES SERIES
                                   ----------------------------------------------------------------------------------
                                                     CLASS A                                    CLASS D
                                   ---------------------------------------------    ---------------------------------
                                                                                         YEAR ENDED        9/21/93*
                                             YEAR ENDED DECEMBER 31,                    DECEMBER 31,         TO
                                   ---------------------------------------------    ---------------------------------
                                    1996     1995      1994       1993      1992      1996    1995    1994   12/31/93
                                   -----    -----     -----      -----     -----    -----    -----    -----   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
   of period..................     $7.15    $6.47     $7.18      $7.19     $7.30    $7.16    $6.48   $7.20    $7.33
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----
Net investment income.........       .41      .46       .44        .53       .51      .36      .40     .37      .09
Net realized and unrealized
   investment gain (loss).....      (.44)     .68      (.71)      (.01)     (.11)    (.43)    .68     (.72)    (.13)
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----

Increase (decrease) from
   investment operations......      (.03)    1.14      (.27)      .52       .40      (.07)    1.08    (.35)    (.04)
Dividends paid or declared....      (.41)    (.46)     (.44)      (.53)     (.51)    (.36)    (.40)   (.37)    (.09)
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----
Net increase (decrease) in
   net asset value............      (.44)     .68      (.71)      (.01)     (.11)    (.43)     .68     (.72)   (.13)
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----
Net asset value, end of period     $6.71    $7.15     $6.47      $7.18     $7.19    $6.73    $7.16    $6.48   $7.20
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----
TOTAL RETURN BASED ON NET ASSET
   VALUE:                         (0.29)%  18.15%    (3.88)%    7.46%     5.78%    (0.92)%  17.10%  (5.05)%  (0.65)%
RATIOS/SUPPLEMENTAL
   DATA:
Expenses to average net assets      1.14%    1.14%     1.10%     1.11%      1.05%    1.92%    2.01%    2.22%   2.09%+
Net investment income
   to average net assets......      6.05%    6.71%     6.49%      7.22%     7.17%     5.27%   5.84%    5.40%   5.28%+
Portfolio turnover............    175.25%  213.06%   445.18%    170.35%   126.17%  175.25%  213.06%  445.18% 170.35%++
Net assets, end of period
   (000s omitted).............   $46,889  $55,061   $54,714    $69,805   $55,732   $9,283   $8,181   $6,062  $2,317

-----------------
See page 23 for footnotes.

=============================================================================
-----------------------------------------------------------------------------

                                                             HIGH-YIELD BOND SERIES
                        -------------------------------------------------------------------------------------------------
                                              CLASS A                   CLASS B                 CLASS D

                                                                       4/22/96*         YEAR ENDED         9/21/93*
                                      YEAR ENDED DECEMBER 31,             TO           DECEMBER 31,           TO
                                    1996     1995      1994       1993      1992   12/31/96    1996     1995    1994  12/31/93
                                   -----    -----     -----      -----     -----   --------    ----     ----    ----  --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
   of period                       $6.96    $6.35     $6.94      $6.42     $5.96    $7.06    $6.96    $6.35   $6.94   $6.74
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----   -----
Net investment income                .69      .65       .65        .66       .69      .45      .64      .60     .57     .12
Net realized and unrealized
   investment gain (loss)            .29      .61      (.59)       .52       .46      .20      .30      .61    (.59)   .20
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----   -----
Increase (decrease) from
   investment operations             .98     1.26       .06       1.18      1.15      .65      .94     1.21    (.02)    .32
Dividends paid or declared          (.69)    (.65)     (.65)      (.66)     (.69)    (.45)    (.64)    (.60)   (.57)   (.12)
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----   -----
Net increase (decrease) in
   net asset value                   .29      .61      (.59)       .52       .46      .20      .30      .61    (.59)    .20
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----   -----
Net asset value, end of period     $7.25    $6.96     $6.35      $6.94     $6.42    $7.26    $7.26    $6.96   $6.35   $6.94
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----   -----
                                   -----    -----     -----      -----     -----    -----    -----    -----   -----   -----
TOTAL RETURN BASED
   ON NET ASSET VALUE:             14.82%   20.72%     0.78%     19.19%    20.08%    9.11%   14.10%   19.67%  (0.30)%  4.53%
RATIOS/SUPPLEMENTAL
   DATA:
Expenses to average net assets      1.16%    1.09%     1.13%      1.20%     1.21%    1.90%+   1.92%    1.91%   2.19%   2.04%+
Net investment income
   to average net assets            9.80%    9.73%     9.73%      9.68%    10.82%    9.11%+   9.02%    8.86%   8.68%   7.93%+

Portfolio turnover                119.33%  173.39%   184.75%    193.91%   145.66% 119.33%+++ 119.33%  173.39% 184.75% 193.91%++
Net assets, end of period
   (000s omitted)               $408,303 $182,129   $59,033    $61,333   $40,802 $147,970 $265,528  $90,153  $9,249  $2,375

  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1993.
+++ For the year ended December 31, 1996.

See Notes to Financial Statements.

=============================================================================
REPORT OF INDEPENDENT AUDITORS
-----------------------------------------------------------------------------

The Trustees and Shareholders,
Seligman High Income Fund Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the U.S. Government Securities Series and the High-Yield Bond Series of Seligman High Income Fund Series as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the U.S. Government Securities Series and the High-Yield Bond Series of Seligman High Income Fund Series as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

=============================================================================
TRUSTEES
-----------------------------------------------------------------------------

Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated
John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLIFE Corporation
Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation
Frank A. McPherson 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
John E. Merow
Senior Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation
Betsy S. Michel  2
Director or Trustee,
   Various Organizations
William C. Morris  1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group
James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service
Ronald T. Schroeder  1
Managing Director,
   J. & W. Seligman & Co. Incorporated
Robert L. Shafer 3
Director or Trustee,
   Various Organizations
James N. Whitson  2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company
Brian T. Zino  1
President
President and Managing Director,
   J. & W. Seligman & Co. Incorporated
Chairman and President, Seligman Data Corp.

------------------
Member:     1 Executive Committee
            2 Audit Committee
            3 Trustee Nominating Committee

=============================================================================
EXECUTIVE OFFICERS
-----------------------------------------------------------------------------
William C. Morris
Chairman

Brian T. Zino
President

Daniel J. Charleston
Vice President

Leonard J. Lovito
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450    Shareholder
                  Services

(800) 445-1777    Retirement Plan
                  Services

(800) 622-4597    24-Hour
                  Automated
                  Telephone Access
                  Service

                      SELIGMAN FINANCIAL SERVICES, INC.
                               an affiliate of

                              [GRAPHIC OMITTED]

                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864
                     100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of Seligman High Income Fund Series, which contains information about the sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                  TX2 12/96

-----------------------------------------------------------------------------

                              12TH ANNUAL REPORT

                                    SELIGMAN
                                   HIGH INCOME
                                   FUND SERIES
                                December 31, 1996

                              [GRAPHIC OMITTED]
-----------------------------------------------------------------------------
                          A High Current Income Series
                               Established in 1985

                                                                File No. 2-93076
                                                                        811-4103

PART C.  OTHER INFORMATION
-------  -----------------


Item 24.  Financial Statements and Exhibits
--------  ---------------------------------
           (a)     Financial Statements and Schedules:


           Part A -Financial Highlights for the Class A shares of each Series of the Registrant for the ten years ended December 31, 1996; Financial Highlights for the Class B shares of the Seligman High-Yield Bond Series for the period April 22, 1996 (commencement of offering) to December 31, 1996; and for the Class D shares of each Series of the Registrant for the period September 21, 1993 (commencement of offering) to December 31, 1996.

           Part B -Financial Statements for each Series are included in the Fund's Annual Report to Shareholders, dated December 31, 1996, which is incorporated by reference in the Fund's Statement of Additional Information. These Financial Statements are: Portfolios of Investments as of December 31, 1996; Statements of Assets and Liabilities as of December 31, 1996; Statements of Operations for the year ended December 31, 1996; Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 1996 for each Series' Class A shares; for the period April 22, 1996 (commencement of offering) to December 31, 1996 for the Seligman High-Yield Bond Series' Class B shares; and for the period September 21, 1993 (commencement of offering) to December 31, 1996 for each Series' Class D shares; Report of Independent Auditors.


               (b) Exhibits: All Exhibits have been previously filed except
                   Exhibits marked with an asterisk (*) which are incorporated herein.


(1) Form of Amended and Restated Declaration of Trust. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on December 31, 1996.)


(2) Form of Restatement of Bylaws. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on December 31, 1996.)

(3)            Not applicable.

(4) Specimen Stock Certificate for Class A Shares. (Incorporated by Reference to Post-Effective Amendment No. 18 filed on April 29, 1994.)

(4a) Specimen Stock Certificate for Class B Shares. (Incorporated by reference to Form SE filed on April 16, 1996).

(4b) Specimen Stock Certificate for Class D Shares. (Incorporated by Reference to Post-Effective Amendment No. 17 filed on September 21, 1993.)

(5) Copy of Management Agreement between Seligman High-Yield Bond Series of the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

(5a) Copy of Management Agreement between U.S. Government Securities Series of the Registrant and J & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 19 filed on May 1, 1995.)


(6) Copy of the new Distributing Agreement between Registrant and Seligman Financial Services, Inc.*

(6a) Copy of amended Sales Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

(6b)           Form of Sales Agreement between Seligman Financial Services, Inc.
               and Dean Witter Reynolds, Inc. (Incorporated by reference to
               Exhibit 6b of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(6c)           Form of Sales Agreement between Seligman Financial Services, Inc.
               and Dean Witter Reynolds, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(6d) Form of Dealer Agreement between Seligman Financial Services, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit
               6d  of  Registration   Statement  No.  2-33566,   Post-Effective
               Amendment No. 53, filed on April 28, 1997.)

                                                                File No. 2-93076
                                                                        811-4103

PART C.        OTHER INFORMATION
-------        -----------------------------
Item 24.       Financial Statements and Exhibits


(7)            Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.
               (Incorporated by Reference to Exhibit 7 of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.)


(7a) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by Reference to Exhibit 7a of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.)


(8) Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company.*


(9)            Not applicable.


(10)           Opinion and Consent of Counsel.*


(11)           Report and Consent of Independent Auditors.*

(12)           Not applicable.


(13)           Purchase Agreement for Initial Capital between Registrant & J. &
               W. Seligman & Co. Incorporated with respect to Class B shares of the U.S. Government Securities Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)


(13a)          Purchase Agreement for Initial Capital between Registrant and J.
               & W. Seligman & Co. Incorporated with respect to Class B shares of the Seligman High-Yield Bond Series. (Incorporated by reference to Post-Effective Amendment No. 20 filed on April 19, 1996.)

(13b)          Purchase Agreement for Initial Capital between Registrant and J.
               & W. Seligman & Co. Incorporated with respect to Registrants' Class D shares. (Incorporated by reference to Post-Effective Amendment No. 17, filed on September 21, 1993.)


(14)           The Seligman IRA Plan Agreement. (Incorporated by reference to
               Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14a) The Seligman Simple IRA Plan Set-Up Kit. (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14b) The Seligman Simple IRA Plan Agreement. (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(15) Form of Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)


(15a) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)


(16) Schedule of Computation of Performance Data provided in Registration Statement in response to Item 22.*


(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*


(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by refererence to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)


Item 25. Persons Controlled by or Under Common Control with Registrant - None.
-------- -------------------------------------------------------------

                                                                File No. 2-93076
                                                                        811-4103

PART C.        OTHER INFORMATION (continued)
-------        -----------------------------
Item 24.       Financial Statements and Exhibits (continued)



Item 26.       Number of Holders of Securities


                      (1)                                    (2)
                                                         Number of Record
                  Title of Class                  Holders as of March 31, 1997
                  --------------                  ----------------------------

              High-Yield Bond Series
                  Class A Common Stock                              17,624
                  Class B Common Stock                               6,846
                  Class D Common Stock                               8,837



              U.S. Government Securities Series
                  Class A Common Stock                               2,543
                  Class B Common Stock                                  23
                  Class D Common Stock                                 478


Item 27.     Indemnification
--------     ---------------


              Reference  is made  to the  provisions  of  Articles  Twelfth  and
              Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of
              Registrant's   Amended  and  Restated  By-laws  filed  as  Exhibit
              24(b)(2) to this Post-Effective Amendment No. 22 to the Registration Statement.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen other associated investment companies. They are Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

              The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), filed on August 7, 1996.

Item 29.  Principal Underwriters
--------  ----------------------

         (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow:


              Seligman Capital Fund, Inc.
              Seligman Cash Management Fund, Inc.
              Seligman Common Stock Fund, Inc.
              Seligman Communications and Information Fund, Inc.
              Seligman Frontier Fund, Inc.
              Seligman Henderson Global Fund Series, Inc.
              Seligman Growth Fund, Inc.
              Seligman Income Fund, Inc.
              Seligman Municipal Fund Series, Inc.
              Seligman Municipal Series Trust
              Seligman New Jersey Municipal Fund, Inc.
              Seligman Pennsylvania Municipal Fund Series
              Seligman Portfolios, Inc.
              Seligman Value Fund Series, Inc.


         (b) Name of each director, officer or partner of Registrant's principal underwriter named in the answer to Item 21:




                                               SELIGMAN FINANCIAL SERVICES, INC.
                                                      AS OF MARCH 31, 1997
                 (1)                                         (2)                                    (3)
         Name and Principal                         Positions and Offices                  Positions and Offices
          Business Address                            with Underwriter                        with Registrant
          ----------------                            ----------------                        ---------------
         WILLIAM C. MORRIS*                            Director                           Chairman of the Board and Chief Executive
                                                                                          Officer
         BRIAN T. ZINO*                                Director                           President and Trustee
         RONALD T. SCHROEDER*                          Director                           Trustee
         FRED E. BROWN*                                Director                           None
         WILLIAM H. HAZEN*                             Director                           None
         THOMAS G. MOLES*                              Director                           None
         DAVID F. STEIN*                               Director                           None
         STEPHEN J. HODGDON*                           President                          None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance     Vice President
         ED LYNCH*                                     Senior Vice President, Director    None
                                                       of Marketing
         MARK R. GORDON*                               Senior Vice President, National    None
                                                       Sales Manager
         GERALD I. CETRULO, III                        Senior Vice President of Sales     None
         140 West Parkway
         Pompton Plains, NJ  07444
         BRADLEY W. LARSON                             Senior Vice President of Sales     None
         367 Bryan Drive
         Danville, CA  94526

                                                                File No. 2-93076
                                                                        811-4103


PART C.    OTHER INFORMATION (continued)
------     -----------------


                        SELIGMAN FINANCIAL SERVICES, INC.
                              AS OF MARCH 31, 1997

                 (1)                                         (2)                           (3)
         Name and Principal                         Positions and Offices         Positions and Offices
          Business Address                            with Underwriter               with Registrant
          ----------------                            ----------------               ---------------


         D. IAN VALENTINE                              Senior Vice President of Sales     None
         307 Braehead Drive
         Fredericksburg, VA  22401
         BRADLEY F. HANSON                             Senior Vice President of Sales,    None
         9707 Xylon Court                              Regional Sales Manager
         Bloomington, MN  55438
         KAREN J. BULLOT*                              Vice President, Retirement Plans   None
         JOHN CARL*                                    Vice President, Marketing          None
         MARSHA E. JACOBY*                             Vice President, National Accounts  None
                                                       Manager
         WILLIAM W. JOHNSON*                           Vice President, Order Desk         None


         HELEN SIMON*                                  Vice President, Sales              None
                                                       Administration Manager
         JAMES R. BESHER                               Regional Vice President            None
         14000 Margaux Lane
         Town & Country, MO  63017
         RICHARD B. CALLAGHAN                          Regional Vice President            None
         7821 Dakota Lane
         Orland Park, IL  60462
         BRADFORD C. DAVIS                             Regional Vice President            None
         255 4th Avenue, #2
         Kirkland, WA  98033
         CHRISTOPHER J. DERRY                          Regional Vice President            None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         JONATHAN G. EVANS                             Regional Vice President            None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         MICHAEL C. FORGEA                             Regional Vice President            None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         DAVID L. GARDNER                              Regional Vice President            None
         2504 Clublake Trail
         McKinney, TX  75070
         CARLA A. GOEHRING                             Regional Vice President            None
         11426 Long Pine
         Houston, TX  77077
         MARK LIEN                                     Regional Vice President            None
         5904 Mimosa
         Sedalia, MO  65301
         JUDITH L. LYON                                Regional Vice President            None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         DAVID L. MEYNCKE                              Regional Vice President            None
         4718 Orange Grove Way
         Palm Harbor, FL  34684
         TIM O'CONNELL                                 Regional Vice President            None
         14872 Summerbreeze Way
         San Diego, CA  92128


                                                                File No. 2-93076
                                                                        811-4103



PART C.    OTHER INFORMATION (continued)
------     -----------------



                        SELIGMAN FINANCIAL SERVICES, INC.
                              AS OF MARCH 31, 1997


                 (1)                                         (2)                                            (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
          Business Address                            with Underwriter                              with Registrant
          ----------------                            ----------------                              ---------------
         JULIANA PERKINS                               Regional Vice President                     None
         2348 Adrian Street
         Newbury Park, CA  91320
         DAVE PETZKE                                   Regional Vice President                     None
         1673 Montelena Court
         Carson City, NV  89703
         ROBERT H. RUHM                                Regional Vice President                     None
         167 Derby Street
         Melrose, MA  02176
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         BRUCE M. TUCKEY                               Regional Vice President                     None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Regional Vice President                     None
         14 Woodside
         Rumson, NJ  07760
         KELLI A. WIRTH-DUMSER                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         JEFFREY S. DEAN*                              Assistant Vice President,                   None
                                                       Annuity Product Manager
         SANDRA FLORIS*                                Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         GAIL S. CUSHING*                              Assistant Vice President                    None
                                                       National Accounts Manager
         FRANK P. MARINO*                              Assistant Vice President, Mutual
                                                       Fund Product Manager                        None
         JOSEPH M. MCGILL*                             Vice President and                          None
                                                       Compliance Officer
         JACK TALVY*                                   Assistant Vice President, Internal          None
                                                       Marketing Services Manager
         JOYCE PERESS*                                 Assistant Secretary                         None


       * The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c) Not applicable

Item 30.          Location of Accounts and Records

                                    (1)    Investors Fiduciary Trust Company
                                           127 West 10th Street
                                           Kansas City, Missouri  64105 and
                                    (2)    Seligman Data Corp.
                                           100 Park Avenue
                                           New York, NY  10017

------     -----------------


Item 31.          Management  Services - Seligman  Data Corp.  ("SDC")  the
------- Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the years ended December 31, 1996, 1995 and 1994 the approximate cost of these services for each Series were:



                                                                1996         1995           1994
                                                                ----         ----           ----
                     U.S. Government Securities Series         $17,900       $17,700       $17,132

                     High-Yield Bond Series                     96,000        28,200        15,577


Item 32.       Undertakings - The Registrant  undertakes,  (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                                                File No. 2-93076
                                                                        811-4103



                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 1997.

                                         SELIGMAN HIGH INCOME FUND SERIES




                                        By: /s/ William C. Morris
                                           --------------------------------
                                                William C. Morris, Chairman


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 23 has been signed below by the following persons in the capacities indicated on April 28, 1997.

                  Signature                           Title
                  ---------                           -----


/s/ William C. Morris                    Chairman of the Trustees (Principal
------------------------------             executive officer) and Trustee
    William C. Morris*


/s/ Brian T. Zino                        Trustee and President
------------------------------
    Brian T. Zino


/s/ Thomas G. Rose
-------------------------------          Treasurer (Principal financial and
    Thomas G. Rose                        Accounting Officer)




John R. Galvin, Trustee              )
Alice S. Ilchman, Trustee            )
Frank A. McPherson, Trustee          )
John E. Merow, Trustee               )
Betsy S. Michel, Trustee             )
James C. Pitney, Trustee             )     /s/  Brian T. Zino
James Q. Riordan, Trustee            )    -----------------------------
Ronald T. Schroeder, Director        )         *Brian T. Zino, Attorney-In-Fact
Robert L. Shafer, Trustee            )
James N. Whitson, Trustee            )

                                  EXHIBIT INDEX



Form N-1A Item No.                         Description
------------------                         -----------

24(b)(6)                                   Distributing Agreement

24(b)(8)                                   Copy of Custodian Agreement

24(b)(10)                                  Opinion and Consent of Counsel

24 (b)(11)                                 Consent of Independent Auditors

24(b)(16)                                  Performance Data Schedules

24(b)(17)                                  Financial Data Schedules

Other Exhibits                             Power of Attorney